UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-12

Chicago Mercantile Exchange Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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20 South Wacker Drive

Chicago, Illinois 60606

March 11, 2004

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. The meeting will be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois.

This solicitation is being made on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. This letter and the accompanying proxy statement, proxy card and Annual Report are first being mailed to shareholders on or about March 11, 2004.

Your vote is very important. We urge you to vote by signing, dating and mailing the enclosed proxy card before the meeting, even if you plan to attend the meeting. You also may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. We look forward to seeing you at the meeting.

Sincerely,

Terrence A. Duffy	Craig S. Donohue
Chairman of the Board	Chief Executive Officer

20 South Wacker Drive

Chicago, Illinois 60606

Notice of Annual Meeting of Shareholders

April 21, 2004

The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois, for the following purposes:

1.	to elect seven directors that we refer to as “Equity Directors” (elected by Class A and Class B shareholders voting together as a single class);

2.	to elect two Class B-1 directors and one Class B-2 director;

3.	to elect five members of the Class B-1 Nominating Committee, five members of the Class B-2 Nominating Committee and five members of the Class B-3 Nominating Committee;

4.	to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent auditors for the 2004 fiscal year; and

5.	to transact any other business that properly comes before the meeting.

You are entitled to notice of and to vote at the Annual Meeting if you were a shareholder of record of Chicago Mercantile Exchange Holdings Inc. Class A or Class B common stock at the close of business on February 25, 2004.

Your vote is important. We urge you to vote your shares promptly, even if you plan to attend the meeting. You may vote over the Internet, by telephone or by returning the enclosed proxy card. Specific instructions on how to vote can be found on the proxy card.

Our proxy tabulator, Computershare Investor Services, must receive any proxy that will not be delivered in person at the Annual Meeting by noon, Central Time, on Wednesday, April 21, 2004 in order for your vote to be counted.

By Order of the Board of Directors,

Kathleen M. Cronin

Managing Director, General Counsel and Corporate Secretary

March 11, 2004

Chicago, Illinois

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

20 South Wacker Drive

Chicago, Illinois 60606

Proxy Statement

GENERAL INFORMATION

When and where is the Annual Meeting?

The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held on Wednesday, April 21, 2004, at 4:00 p.m., Central Time, in the Grand Ballroom of the Chicago Hilton, located at 720 South Michigan Avenue, Chicago, Illinois. In this proxy statement, we refer to Chicago Mercantile Exchange Holdings Inc. as “CME Holdings” and to Chicago Mercantile Exchange Inc. as “CME.” In this proxy statement, the terms “we,” “us” and “our” refer to CME Holdings and CME.

All holders of Class A and Class B common stock on February 25, 2004, the record date for the Annual Meeting, are invited to attend the Annual Meeting. If you attend, you may be asked to present valid picture identification, such as a driver’s license or passport, and, if you are not a shareholder of record, evidence from your broker that you are a shareholder and are eligible to attend the meeting. Shareholders will not be allowed to use cameras, recording devices and other electronic devices at the meeting.

What proposals are we being asked to vote on?

Holders of all classes of Class A and Class B common stock of CME Holdings are being asked to vote on the following:

•	the election of seven directors that we refer to as “Equity Directors” (elected by Class A and Class B shareholders voting together as a single class); and

•	the ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent auditors for the 2004 fiscal year.

In addition, holders of Class B-1 shares are being asked to vote on the election of two directors and holders of Class B-2 shares are being asked to vote on the election of one director for their respective class. We refer to these directors as “Class B Directors.”

Finally, holders of Class B-1, Class B-2 and Class B-3 shares will vote on the election of five members of the Class B Nominating Committee for their respective class, each from a slate of 10 candidates. We refer to these Nominating Committee members as “Class B Nominating Committee members.”

Who is entitled to vote?

You may vote if you owned shares of Class A or Class B common stock of CME Holdings as of the close of business on February 25, 2004, the record date for the Annual Meeting. The following table shows how many shares of each class of our common stock were outstanding on the record date and the number of votes to which each share is entitled on the proposals on which shareholders will vote at the Annual Meeting:

Class of Common Stock	Number of Outstanding Shares	Election of Equity Directors	Election of Class B Director(s)	Election of Class B Nominating Committee Members	Ratification of Independent Auditors
Class A	9,066,334	1	N/A	N/A	1
Class A-1	5,859,639	1	N/A	N/A	1
Class A-2	5,474,822	1	N/A	N/A	1
Class A-3	6,434,907	1	N/A	N/A	1
Class A-4	6,153,583	1	N/A	N/A	1
Class B-1	625	1	1	1	1
Class B-2	813	1	1	1	1
Class B-3	1,287	1	N/A	1	1
Class B-4	413	1	N/A	N/A	1

Why is this proxy statement being sent to me?

We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. On March 11, 2004, we began mailing these proxy materials to all of our holders of record of each class of Class A and Class B common stock, as of the close of business on February 25, 2004.

How do I vote?

You may vote by proxy or in person at the Annual Meeting. If you want to vote by proxy, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope. You may also cast your vote by telephone by calling the number on your proxy card or electronically over the Internet by going to the Web site designated on your proxy card. If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for Equity Directors and, if applicable, Class B directors or Class B Nominating Committee members, and whether your shares should be voted for or against the ratification of our independent auditors.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by returning the enclosed proxy card in the accompanying envelope, casting your vote by telephone or over the Internet. Voting by proxy will not affect your right to attend the meeting and vote your shares in person.

What if I return my proxy card but do not provide voting instructions?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

•	“FOR” the election of the seven nominees for Equity Directors;

•	“ABSTAIN” from voting for Class B directors, if applicable;

•	“ABSTAIN” from voting for Class B Nominating Committee members, if applicable; and

•	“FOR” the ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent auditors for the 2004 fiscal year.

If any other matter is presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the Annual Meeting beyond those described in this proxy statement.

Can I change my mind after I vote?

Yes, if you attend the Annual Meeting, you may change your vote at any time before the voting closes at the meeting. If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

•	You may sign and deliver another proxy with a later date;

•	You may vote by telephone or over the Internet at a later date;

•	You may deliver a written revocation to our Corporate Secretary, Kathleen M. Cronin, before the Annual Meeting; or

•	You may attend the meeting and vote in person.

Your most current vote is the one that is counted. Simply attending the Annual Meeting will not automatically revoke your proxy. You must vote in person at the meeting in order to revoke your proxy. If you do not attend the Annual Meeting, your vote or revocation must be received by our proxy tabulator, Computershare Investor Services, by noon, Central Time, on April 21, 2004 to be counted.

Is my vote confidential?

All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Computershare Investor Services, our transfer agent, will act as the inspectors of election and will count the votes.

Comments written on proxy cards or ballots may be provided by Computershare to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspectors of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

How many votes must be present to hold the Annual Meeting?

Your shares will be counted as present at the Annual Meeting if you attend the meeting and vote in person, if you properly return a proxy card or if you vote by telephone or over the Internet. In order for us to conduct the meeting, shareholders possessing at least one-third of the votes entitled to be cast on each proposal as of February 25, 2004, must be present. This is referred to as a quorum.

Proxies marked “withhold” or “abstain” and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. To ensure that there will be a quorum for each of the proposals to be voted on, please vote before the Annual Meeting, and allow your shares to be represented at the meeting by your proxies. Voting before the Annual Meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

How many votes are needed to approve the various proposals?

Each of the proposals presented at the Annual Meeting will be considered separately. Assuming that a quorum is present for the particular proposal, the following votes are required to approve each of the proposals:

Proposal	Vote Required to Approve
Election of Equity Directors	Seven nominees receiving the highest number of “FOR” votes from all classes of Class A and Class B common stock, voting together as a single class, will be elected

Election of each Class B director	Two Class B-1 nominees and one Class B-2 nominee receiving the highest number of “FOR” votes in his or her class will be elected as a Class B director for that class

Election of Class B Nominating Committee members	Five nominees receiving the highest number of “FOR” votes in their class will be elected to the Class B Nominating Committee for that class

Ratification of Ernst & Young LLP as our independent auditors	Must receive a “FOR” vote from holders of a majority of the shares present at the Annual Meeting

Under the rules of the New York Stock Exchange (“NYSE”), if you hold your shares through a bank or broker, your broker is permitted to vote your shares on the election of the Equity Director nominees and ratification of Ernst & Young LLP as our independent auditors, even if the broker does not receive instructions from you.

PROPOSAL 1

ELECTION OF DIRECTORS

Our certificate of incorporation provides that our Board of Directors be composed of 20 members. Our Board of Directors is divided into two classes, Class I and Class II, each of whose members serve for a staggered two-year term. At each Annual Meeting of Shareholders, the term of one class of directors expires, and the shareholders vote at that meeting to elect the directors nominated for that expiring class to hold office for a two-year term.

At this year’s Annual Meeting, ten Class I directors will be elected. Seven Equity Directors will be elected by all shareholders voting together as a single class. Additionally, the holders of Class B-1 shares will elect two directors and the holders of Class B-2 shares will elect one director. Other than Mr. Chookaszian, Ms. Harrington and Mr. Pollock, each of the Equity Director nominees presented in this proxy statement is currently a director. If elected, each director’s term will last until the 2006 Annual Meeting of Shareholders or until he or she is succeeded by another qualified director who has been elected or appointed by the Board.

Nominees for Equity Directors

(Class A and Class B Shares Voting Together)

Name and Age	For a Term Expiring	Background
Dennis H. Chookaszian, 60	2006	From November 1999 until February 2001, Mr. Chookaszian served as Chairman and Chief Executive Officer of mPower, Inc., a financial advice provider focused on the management of 401(k) plans online. Mr. Chookaszian served as Chairman and Chief Executive Officer of CNA Financial Corporation (“CNA”) from September 1992 to February 1999. During his 27-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels, including President and Chief Operating Officer from 1990 to 1992 and Chief Financial Officer from 1975 to 1990. He served as chairman of the executive committee of CNA from 1999 to 2001. Mr. Chookaszian is a director of Marshall & Swift, L.P., Sapient Corporation, Career Education Corporation and Insweb Corp. Mr. Chookaszian received certification as a public accountant in 1971.

Martin J. Gepsman, 51	2006	Mr. Gepsman has served as Secretary of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1998, has served as a director of CME since 1994 and has been a member of our exchange for more than 19 years. Mr. Gepsman has also been an independent floor broker and trader since 1985.

Elizabeth Harrington, 61	2006	Ms. Harrington served as a partner with PricewaterhouseCoopers, LLP in its Global Strategy practice from 1995 until her retirement in 2000. She specialized in the consumer and industrial products sectors and the Asian market. Ms. Harrington previously served in senior executive positions responsible for global business expansion and marketing for Pillsbury and Quaker Oats. She also served as a partner at A.T. Kearney and Vice President of the J. Walter Thompson Company. She began her career at Proctor & Gamble. Ms. Harrington has 20 years of experience working in Asian markets and is an advisor to the government of the People’s Republic of China on modernizing several major industries, foreign investment and joint ventures.

Leo Melamed, 71	2006	Mr. Melamed has served as an elected director, Chairman Emeritus and Senior Policy Advisor of CME Holdings’ and CME’s boards since April 2002. Mr. Melamed previously served as a non-voting director and Senior Policy Advisor of CME Holdings’ board since its formation on August 2, 2001 and as Chairman Emeritus, Senior Policy Advisor and a non-voting director of CME. Mr. Melamed previously served as an elected and appointed board member of CME for 26 years. He served as Chairman of CME from 1969 until 1972 and founding Chairman of the International Monetary Market from 1972 until its merger with our exchange in 1977. Mr. Melamed served as Special Counsel to CME’s board from 1977 until 1991 and Chairman of our exchange’s Executive Committee from 1985 until 1991. He has been a member of our exchange for more than 45 years. From 1993 to 2001, he served as Chairman and Chief Executive Officer of Sakura Dellsher, Inc., a former clearing firm of our exchange, and he currently serves as Chairman and Chief Executive Officer of Melamed & Associates, a global consulting group. He is also a member of the Commodity Futures Trading Commission’s Global Markets Advisory Committee and currently serves on the board of directors of OneChicago, LLC.

Name and Age	For a Term Expiring	Background
Alex J. Pollock, 61	2006	Mr. Pollock has served as President and Chief Executive Officer of the Federal Home Loan Bank of Chicago, an $85 billion wholesale bank since 1991. Mr. Pollock pioneered the Mortgage Partnership Finance program, which mortgage lenders can use as an alternative to selling their fixed rate home loans to the secondary market and now has over $87 billion in assets. He was previously President and CEO of Community Federal Savings. Mr. Pollock serves as a director of Allied Capital and Great Lakes Higher Education Corporation.

Myron S. Scholes, 62	2006	Mr. Scholes has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000. He is Chairman of Oak Hill Platinum Partners and Managing Partner of Oak Hill Capital Management. Mr. Scholes is the Frank E. Buck Professor of Finance, Emeritus, at Stanford University’s Graduate School of Business and a 1997 Nobel Laureate in Economics. He was formerly a limited partner and principal of Long Term Capital Management from 1993 until 1998. Currently, Mr. Scholes is also a director of Dimensional Fund Advisors Mutual Funds, the American Century Mutual Funds and Intelligent Markets.

William R. Shepard, 57	2006	Mr. Shepard has served as Second Vice Chairman of CME Holdings’ and CME’s boards since April 2002 and as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1997 and has been a member of our exchange for more than 28 years. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.

Your proxies will vote for each of the seven nominees for Equity Directors set forth above unless you specifically withhold authority to vote for a particular nominee. We have no reason to believe that any of the nominees listed above will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, our Board may substitute another nominee upon the recommendation of our Nominating Committee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE SEVEN EQUITY DIRECTOR NOMINEES DESCRIBED ABOVE.

Nominees for Class B-1 Director

(Class B-1 Shares Only)

May Vote “For” Two of Four Candidates

Name and Age	For a Term Expiring	Background
Timothy R. Brennan, 62	2006	Mr. Brennan has served as a director of CME Holdings’ board since its formation on August 2, 2001, a director of CME’s board since 1990 and has been a member of our exchange for more than 26 years. Mr. Brennan has been a floor broker and trader since 1974 and has also served as Vice President of Refco, LLC, one of our clearing firms, since November 2003. Mr. Brennan previously served as Executive Vice President of RB&H Financial Services, L.P., a former member clearing firm, for more than six years. RB&H Financial Services is now a division of Refco, LLC.

Bruce F. Johnson, 61	2006	Mr. Johnson has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1998 and has been a member of our exchange for more than 30 years. He has been an independent trader since December 19, 2002. Mr. Johnson has served as President, Director and part owner of Packers Trading Company, a former futures commission merchant and former clearing firm, since 1969. He is also a director of Eco Technology Inc., Smoke Rise Ranch Co., River Basin Ranch Co. and Johnson OK LLC.

Howard J. Siegel, 47	2006	Mr. Siegel has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000 and has been a member of our exchange for more than 25 years. Mr. Siegel has been an independent trader since 1977.

Scott Slutsky, 47	2006	Mr. Slutsky has been a member of our exchange for more than 26 years. Mr. Slutsky has been an independent floor trader since 1978 and has also served as Senior Vice President and Director of Alaron Trading Corporation, one of our clearing firms, since 2000. Mr. Slutsky previously served as a director of CME from 1989 to 1990. He is the nephew of Mr. Melamed, one of our directors.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-1 DIRECTOR NOMINEES DESCRIBED ABOVE.

Nominees for Class B-2 Director

(Class B-2 Shares Only)

May Vote “For” One of Two Candidates

Name and Age	For a Term Expiring	Background
Patrick B. Lynch, 38	2006	Mr. Lynch has served as Treasurer of CME Holdings’ and CME’s boards since April 2002 and as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000. He has been a member of our exchange since 1990 and has been an independent floor trader for more than 12 years.

Ronald A. Pankau, 47	2006	Mr. Pankau has been a member of our exchange for more than 22 years. Mr. Pankau has been an independent floor trader since 1981.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-2 DIRECTOR NOMINEES DESCRIBED ABOVE.

Members of Our Board Not Standing for Election This Year

Set forth below is information about our directors who are not standing for election at the Annual Meeting.

Name and Age	Term Expires	Background
Terrence A. Duffy, 45	2005	Mr. Duffy has served as Chairman of CME Holdings’ and CME’s boards since April 2002, has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1995 and has been a member of our exchange for more than 22 years. Mr. Duffy served as Vice Chairman of CME Holdings’ board from its formation on August 2, 2001 until April 2002 and of CME’s board from 1998 until April 2002. Mr. Duffy has served as President of T.D.A. Trading, Inc. since 1981. Mr. Duffy has also been appointed by President Bush to the Federal Retirement Thrift Investment Board, which appointment was recently confirmed by the U.S. Senate.

Craig S. Donohue, 42	2005	Mr. Donohue has served as director of CME Holdings’ and CME’s boards since January 1, 2004. Mr. Donohue has served as Chief Executive Officer of CME Holdings and CME since January 1, 2004. Mr. Donohue served as Executive Vice President and Chief Administrative Officer, Office of the CEO, of CME Holdings and of CME from October 2002 to December 2003. Mr. Donohue previously served as Managing Director and Chief Administrative Officer of CME Holdings from its formation on August 2, 2001 and of CME from April 2001, when his title was changed from Managing Director, Business Development and Corporate/Legal Affairs of CME, which he had held since March 2000. He also previously served as Senior Vice President and General Counsel of CME from October 1998 to March 2000. Prior to that, Mr. Donohue served as Vice President of the Division of Market Regulation from 1997 to 1998 and Vice President and Associate General Counsel from 1995 to 1997. In November 2003, Mr. Donohue was elected to the board of directors of the National Council on Economic Education.

Daniel R. Glickman, 59	2005	Mr. Glickman has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2001. Since August 5, 2002, Mr. Glickman has served as Director of the Institute of Politics at Harvard University’s John F. Kennedy School of Government and has been a Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, where he was a Partner from February 2001 to June 2002. Mr. Glickman previously served as U.S. Secretary of Agriculture from March 1995 through January 2001 and as a member of the U.S. Congress, representing a district in Kansas, from January 1977 through January 1995. Mr. Glickman is a director of The Hain Celestial Group, Inc.

Gary M. Katler, 57	2005	Mr. Katler has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1993 and has been a member of our exchange for more than 14 years. He is currently Vice President of O’Connor & Company LLC, one of our clearing firms. Previously, Mr. Katler was Head of the Professional Trading Group of Fimat USA from November 2000 to April 2002. Prior to that, Mr. Katler served as Senior Vice President of ING Barings Futures and Options Inc.

Name and Age	Term Expires	Background
William P. Miller II, 48	2005	Mr. Miller has served as a director of CME Holdings’ and CME’s boards since April 2003. Mr. Miller has been Senior Risk Manager at Abu Dhabi Investment Authority since April 2003. Mr. Miller was a risk management advisor for the Rockefeller Foundation, a non-profit foundation, from June 2002 to April 2003. From September 1996 through May 2002, he served as Senior Vice President and Independent Risk Oversight Officer for Commonfund Group, an investment management firm for educational institutions. Mr. Miller previously served as Director, Trading Operations and Asset Mix Management with General Motors Investment Management Corp. He previously served as a director of CME from 1999 through April 2002. Mr. Miller also serves as a director and chairman of the audit committee of the BTOP50 Index Fund. Mr. Miller is the chairman of the executive committee, End-Users of Derivatives Council for the Association of Financial Professionals, is a member of the Investor Risk Steering Committee for the International Association of Financial Engineers and serves on the Kent State University Masters of Science in Financial Engineering Board. Mr. Miller is also a Chartered Financial Analyst, a member of the Association of Investment Management and Research.

James E. Oliff, 55	2005	Mr. Oliff has served as Vice Chairman of CME Holdings’ and CME’s boards since April 2002, as a director of CME since 1994 and has been a member of our exchange for more than 25 years. Mr. Oliff served as Second Vice Chairman of CME Holdings’ board from its formation on August 2, 2001 until April 2002 and of CME’s board from 1998 until April 2002. He previously served on CME’s board from 1982 to 1992.
		Mr. Oliff has served as President and Chief Executive Officer of FFast Trade U.S., LLC, since December 2001, as Chief Operating Officer of FFastFill Inc., an organization that provides trading and risk management software solutions, since December 2001, as Executive Director of International Futures and Options Associates since 1996 and as President of FILO Corp., a floor brokerage business, since 1982. He also served as President of LST Commodities, LLC, an introducing broker now known as FFast Trade U.S., LLC, from 1999 until January 2002. He currently serves on the board of directors of OneChicago, LLC and is a visiting lecturer in financial market ethics at the Lemberg School of International Finance and Economics at Brandeis University, Waltham, Massachusetts.

William G. Salatich, Jr., 52	2005	Mr. Salatich has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1997 and has been a member of our exchange for more than 26 years. Mr. Salatich has been an independent floor broker and trader since 1975.

Name and Age	Term Expires	Background
John F. Sandner, 62	2005	Mr. Sandner has served as Special Policy Advisor and as a director of CME Holdings’ board since its formation on August 2, 2001. Mr. Sandner has been Special Policy Advisor to CME since 1998, a member of CME’s board since 1978 and a member of our exchange for more than 31 years. Previously, he served as Chairman of CME’s board for 13 years. Mr. Sandner has served as Chairman of E*Trade Futures, LLC since July 2003. Mr. Sandner also previously served as President and Chief Executive Officer of RB&H Financial Services, L.P., a futures commission merchant and one of our clearing firms, from 1985 to November 2003. RB&H Financial Services, L.P. is now a division of Refco, LLC. Mr. Sandner serves as a consultant to RB&H Financial Services, L.P. Mr. Sandner currently serves on the board of directors of Click Commerce, Inc. and as a member of that company’s audit committee. He also currently serves on the board of directors of the National Futures Association.

Terry L. Savage, 59	2005	Ms. Savage has served as a director of CME Holdings and CME since April 2003. Ms. Savage is a financial journalist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs, and networks, including CNN, NBC and PBS. She was a member of our exchange from 1975 to 1980. Ms. Savage is a director of the Executives’ Club of Chicago, Northwestern Memorial (Hospital) Foundation, Chicago’s Museum of Science and Industry and Junior Achievement of Illinois.

David J. Wescott, 46	2005	Mr. Wescott has served as a director of CME Holdings’ and CME’s boards since April 2003. Mr. Wescott has been a member of our exchange for more than 21 years. He previously served as a director of CME from 1989 through 1996 and has served as President of The Wescott Group Ltd., one of our clearing firms, since 1991.

MEETINGS OF OUR BOARD AND BOARD COMMITTEES

Our Board held 15 meetings during 2003. In addition to meetings of the full Board, some directors also attended meetings of Board committees on which they serve. Each incumbent director attended at least 75% of the Board meetings and meetings of committees of which he or she was a member during the 2003 fiscal year, except for Mr. Scholes. Mr. Scholes attended more than 75% of the meetings of the Board, but attended less than 75% of the meetings of certain committees of which he was a member. The non-management directors also meet periodically in executive sessions without management. The Chairman of the Board, currently Mr. Duffy, presides over these executive sessions. The Board of Directors has nine standing committees: Executive, Audit, Board Steering, Compensation, Electronic Transition, Governance, Marketing and Public Relations Advisory, Nominating and Strategic Implementation. Set forth below is a brief summary of each committee, its members and the number of meetings it held during 2003. As of December 31, 2003, Mr. McNulty resigned from our Board and its committees. To fill the vacancy created by Mr. McNulty’s resignation, the Board appointed Mr. Donohue to the Board and its Board Steering, Executive and Strategic Implementation committees effective as of January 1, 2004.

Name of Committee and Members		Committee Functions	Number of Meetings During 2003
Executive
Terrence A. Duffy, Chairman Martin J. Gepsman Patrick B. Lynch James J. McNulty	Leo Melamed James E. Oliff John F. Sandner William R. Shepard	• Exercises the authority of the Board when the Board is not in session, except in cases where action of the entire Board is required by our charter, bylaws or applicable law.	2

Audit
Patrick B. Lynch, Chairman William P. Miller II	John F. Sandner Terry L. Savage	• Appoints our independent auditors. • Reviews the quarterly and annual financial statements and audit results and reports, including management comments and recommendations.	14

		• Reviews the results and scope of audits and other services provided by our independent auditors.

		• Reviews accounting and internal control procedures and policies.

		• Reviews risk exposure of actual or threatened litigation.

		• Reviews significant accounting policies, estimates, audit adjustments and other matters as required.

		• Reviews the audit efforts of our independent auditors and internal audit department.

Name of Committee and Members	Committee Functions	Number of Meetings During 2003
Audit (con’t.)
• Reviews and approves any non-audit services by our independent auditors in accordance with our Audit and Non-Audit Services Policy.

• Reviews complaints regarding accounting, internal controls or auditing matters.

Audit Committee Financial Expert

The Board has determined that Mr. Miller qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and is “independent” in accordance with the listing standards of the NYSE. The Board’s conclusion that Mr. Miller has each of the attributes of an audit committee financial expert is primarily based upon Mr. Miller’s extensive background and experience in preparing and analyzing financial statements. Mr. Miller has been responsible for preparing and modeling financial statements in accordance with generally accepted accounting principles, which required him to develop and assess financial estimates, accruals and reserves. Mr. Miller was also responsible for the establishment, staffing and management of the internal audit function at Commonfund Group. Mr. Miller served on the audit committee of the New York Futures Exchange, a division of the NYSE, for approximately six years and has been a member of our Audit Committee since April 2003.

Board Steering
Leo Melamed, Chairman Terrence A. Duffy Martin J. Gepsman Scott Gordon Patrick B. Lynch	James J. McNulty John D. Newhouse James E. Oliff John F. Sandner William R. Shepard	• Reviews management recommendations regarding strategic, business, legislative and regulatory policy determinations. • Reviews goals and priorities for the Chief Executive Officer and our President and Chief Operating Officer.	45

Compensation
William R. Shepard, Chairman Martin J. Gepsman	Daniel R. Glickman William G. Salatich, Jr.	• Recommends compensation for officers, determines employee compensation policy, oversees the design and administration of our incentive compensation and employee benefit plans and monitors performance against previously established objectives.	14

		• Recommends compensation arrangements for members, officers and advisors of the Board.

Name of Committee and Members		Committee Functions	Number of Meetings During 2003
Electronic Transition
James E. Oliff, Chairman William R. Shepard Timothy R. Brennan John D. Newhouse	Myron S. Scholes Howard J. Siegel David J. Wescott	• Oversees CME’s policies and programs to assist members in the transition to electronic trading.	10

Governance
John F. Sandner, Chairman Terrence A. Duffy Martin J. Gepsman Daniel R. Glickman	Gary M. Katler Leo Melamed William P. Miller II	• Develops and recommends to the Board governance principles. • Oversees policies, practices and procedures in the area of corporate governance.	11

Marketing and Public Relations Advisory
William G. Salatich, Jr., Chairman Gary M. Katler	John F. Sandner Terry L. Savage Howard J. Siegel	• Reviews and provides advice regarding marketing, branding, advertising and corporate communications policies and programs.	25

Nominating
Terrence A. Duffy, Chairman Daniel R. Glickman James E. Oliff	William G. Salatich, Jr. John F. Sandner	• Reviews qualifications of potential candidates for Equity Directors. • Recommends to the Board the Equity Director nominees for election by the shareholders or appointment by the Board, as the case may be.	13

Strategic Implementation
James E. Oliff, Chairman Terrence A. Duffy James J. McNulty	Leo Melamed John F. Sandner William R. Shepard	• Reviews the implementation and execution of projects, initiatives, programs and plans approved by the Board or the Board Steering Committee.	3

Information Regarding Our Process for Identifying Equity Director Nominees

Our Board seeks directors from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. In selecting candidates, the Board endeavors to find individuals of high integrity who have a solid record of accomplishment in their chosen fields and who display the independence of mind and strength of character to effectively represent the best interests of our shareholders. Candidates are selected for their ability to exercise good judgment and to provide practical insights and diverse perspectives. The Nominating Committee, comprised entirely of directors who are “independent” under NYSE listing standards, reviews the qualifications and backgrounds of potential directors and recommends to the Board the slate of Equity Director nominees to be nominated for election at the Annual Meeting of Shareholders. In evaluating potential director nominees, the Nominating Committee will take into consideration, among other factors, whether the nominee:

•	has the highest professional and personal ethics and values;

•	is “independent” of management under our Independence Standards;

•	has the relevant expertise and experience required to offer advice and guidance to our Chief Executive Officer;

•	meets the industry diversity of interest composition requirements set forth in our bylaws;

•	has the ability to make independent analytical inquiries;

•	has sufficient time to carry out his or her duties and responsibilities;

•	is committed to enhancing shareholder value;

•	would be considered an “audit committee financial expert” or “financially literate,” as such terms are defined in applicable rules, regulations and listing standards; and

•	has an understanding of our business, products, market dynamics and customer base.

The Nominating Committee solicits candidates from its current directors and, if deemed appropriate, retains, for a fee, recruiting professionals to identify and evaluate candidates. The Nominating Committee also considers Equity Director nominees recommended by shareholders if the recommendations are submitted in writing, accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the Nominating Committee, in care of Kathleen M. Cronin, Managing Director, General Counsel and Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606. In considering a shareholder recommendation, the Nominating Committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. In 2003, two individuals submitted their names to the Nominating Committee for consideration. The Nominating Committee evaluated each individual’s credentials against the Committee’s standard criteria and the current needs of the Board and decided that they were not an appropriate fit. Of the three new Equity Director nominees, one was recommended by a third-party search firm retained by the Nominating Committee and the other two were recommended by current non-management directors. A copy of our Nominating Committee’s charter is available on our Web site.

INDEPENDENCE OF DIRECTORS

The experience and diversity of our directors has been, and continues to be, critical to our success. In October of 2002, the Board adopted categorical “Independence Standards” consistent with the proposed listing standards of the NYSE. On November 4, 2003, the SEC approved the final listing standards of the NYSE, including its independence standards for directors. In March 2004, the Board adopted revised Independence Standards, which incorporate the NYSE final listing standards. Our Independence Standards provide that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, CME clearing member firm or other similarly situated person that intermediates transactions in or otherwise uses CME products and services shall be presumed to be “independent,” if he or she otherwise satisfies all of our other Independence Standards. A copy of our Independence Standards may be found on our Web site.

Pursuant to our Corporate Governance Principles, the Board of Directors undertook a review of director independence with respect to our continuing directors and our Equity Director nominees. During this review, the Board of Directors considered relationships and transactions between each director, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she was affiliated, and us. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of its review, the Board determined that as of the Annual Meeting, more than a majority of our directors will be “independent” as defined by our Independence Standards. Following our Annual Meeting, all of the members of our Audit, Compensation, Governance and Nominating Committees will also be independent.

CORPORATE GOVERNANCE INITIATIVES

We are committed to the highest standards of conduct in our relationships with our employees, customers, shareholders, regulators and the public. We regularly monitor developments in the area of corporate governance and continue to enhance our corporate governance structure based upon a review of recommended best practices. Our corporate governance materials, including our Corporate Governance Principles, Conflict of Interest Policy, Board of Directors Code of Ethics, Independence Standards, Employee Code of Business Conduct and the charters for all the standing committees of our Board, may be found on our Web site www.cme.com in the “Investor Relations—Corporate Governance” section. Copies of these materials are also available to shareholders upon written request to Shareholder Relations and Membership Services, Attention Ms. Beth Hausoul, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606. Information made available on our Web site does not constitute a part of this document.

We encourage shareholder communication with our Board. If you would like to contact our Board of Directors, including a committee of the Board or the non-management directors as a group, you can send an email to directors@cme.com. You may also communicate with members of our Board by mail addressed to an individual member of the Board, the full Board, a particular committee of the Board or the non-management directors as a group in care of the Office of the Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606. All communications received will be compiled by the Office of the Corporate Secretary and submitted to the Governance Committee on a quarterly basis or more frequently as appropriate. The Governance Committee will report to the Board on communications received as necessary or appropriate. Emails received via directors@cme.com are screened for junk commercial email and general solicitations.

We maintain a toll-free telephone number (877-338-4545) for receiving complaints regarding accounting, internal control over financial reporting or auditing matters. Concerns related to our accounting, internal control over financial reporting or auditing matters will be referred to the Chairman of the Audit Committee and are handled in accordance with procedures adopted by the Audit Committee with respect to such matters.

We strongly encourage, but do not require, our directors to attend the annual meeting. Last year, 16 of our 20 directors attended the annual meeting of shareholders.

DIRECTORS’ COMPENSATION AND BENEFITS

Each non-executive director, other than Messrs. Duffy, Melamed and Sandner, receives an annual stipend of $25,000. Each non-executive director, other than Mr. Duffy, also receives a meeting attendance fee of $1,500 for each regular and special meeting of the Board that he or she attends, excluding special administrative meetings. Non-executive directors, other than Mr. Duffy, also receive a fee of $1,000 for each Board committee meeting, meeting of special Board hearing committees, which are appointed as needed, and functional committee meetings that they attend. Functional committees include the arbitration, business conduct, market regulation oversight, membership, probable cause, pit supervision and trading floor operations committees. Our directors are reimbursed for travel expenses incurred in connection with the performance of their duties as members of our Board of Directors.

Our Chairman, Mr. Duffy, receives an annual stipend of $750,000, plus reimbursement of other Board-related expenses. Mr. Duffy does not receive any additional compensation for attending Board or committee meetings. Our Chairman Emeritus and Senior Policy Advisor, Mr. Melamed, and our Special Policy Advisor, Mr. Sandner, each receive an annual stipend of $200,000. Mr. Melamed, as our Chairman Emeritus and Senior Policy Advisor, is also entitled to reimbursement of up to $150,000 annually for non-travel expenses. These expenses relate to his duties as a director and advisor, such as office and secretarial expenses. The stipends and expense reimbursement paid to our Chairman, Chairman Emeritus and Senior Policy Advisor and Special Policy

Advisor are paid in respect of the significant time and effort our Chairman and these advisors devote to their work as directors above that demanded of other directors who do not serve in a similar role. The stipends and expense reimbursements of our Chairman Emeritus and Senior Policy Advisor and Special Policy Advisor are subject to the review and approval of our Board on an annual basis. The stipend and expense reimbursement of our Chairman is reviewed and approved by the Compensation Committee. Mr. McNulty did not receive any additional compensation for his service on our Board of Directors. Mr. Donohue will not receive any additional compensation for his service on our Board of Directors.

EXECUTIVE OFFICERS

The following table sets forth information with respect to our executive officers. Each of the executive officers holds the same position with respect to the operations of both CME and CME Holdings.

Name and Age	Position	Background
Craig S. Donohue, 42	Chief Executive Officer	Mr. Donohue has served as director of CME Holdings’ and CME’s boards since January 1, 2004. Mr. Donohue has served as Chief Executive Officer of CME Holdings and CME since January 1, 2004. Mr. Donohue served as Executive Vice President and Chief Administrative Officer, Office of the CEO, of CME Holdings and of CME from October 2002 to December 2003. Mr. Donohue has served as Managing Director and Chief Administrative Officer of CME Holdings from its formation on August 2, 2001 and of CME from April 2001, when his title was changed from Managing Director, Business Development and Corporate/Legal Affairs of CME, which he had held since March 2000. He also previously served as Senior Vice President and General Counsel of CME from October 1998 to March 2000. Prior to that, Mr. Donohue served as Vice President of the Division of Market Regulation from 1997 to 1998 and Vice President and Associate General Counsel from 1995 to 1997. In November 2003, Mr. Donohue was elected to the board of directors of the National Council on Economic Education.

Phupinder S. Gill, 43	President and Chief Operating Officer	Mr. Gill has served as our President and Chief Operating Officer since January 1, 2004. Mr. Gill served as Managing Director and President of CME’s Clearing House Division and GFX from August 2001 to December 2003 and of CME from March 2000 to December 2003. Mr. Gill has served as President of CME’s Clearing House Division from July 1998 to March 2000, Senior Vice President of the Clearing House Division from May 1997 to July 1998 and Vice President from May 1994 to May 1997. Mr. Gill has held numerous other positions with us since 1988.

Name and Age	Position	Background
Kathleen M. Cronin, 40	Managing Director, General Counsel and Corporate Secretary	Ms. Cronin has served as Managing Director, General Counsel and Corporate Secretary of CME Holdings and CME since August 2003. She previously served as our Director, Corporate Secretary and Acting General Counsel from November 2002 to August 2003. Prior to joining us, Ms. Cronin was an attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP from April 1997 to November 2002 and served as Chief Counsel, Corporate Finance, for Sara Lee Corporation from August 1995 to March 1997.

David G. Gomach, 45	Managing Director and Chief Financial Officer	Mr. Gomach has served as Managing Director and Chief Financial Officer of CME Holdings since its formation on August 2, 2001 and of CME since March 2000. He previously served as Senior Vice President and Chief Financial Officer of CME from December 1997 to March 2000, as Vice President, Administration and Finance and Chief Financial Officer of CME from June 1997 to December 1997 and as Vice President, Administration and Finance of CME from December 1996 to June 1997. Mr. Gomach is a certified public accountant.

Scott L. Johnston, 40	Managing Director and Chief Information Officer	Mr. Johnston has served as Managing Director and Chief Information Officer of CME Holdings since its formation on August 2, 2001 and of CME since April 2000. Prior to joining us, he served as Managing Director in the Information Technology Division at UBS Warburg, an investment banking firm, from 1998 to 2000. Mr. Johnston also served as that firm’s Executive Director in the Foreign Exchange/Interest Rate Technology Division from 1996 to 1997 and as Director in the Foreign Exchange Division from 1994 to 1996.

Eileen Beth Keeve, 50	Managing Director, Organizational Development	Ms. Keeve has served as Managing Director, Organizational Development of CME Holdings and CME since November 2002. She previously served as our Director, Human Resources from March 2000 to November 2002 and as our Vice President of Human Resources from July 1994 to March 2000.

James R. Krause, 55	Managing Director, Operations and Enterprise Computing	Mr. Krause has served as Managing Director, Operations and Enterprise Computing of CME Holdings since its formation on August 2, 2001 and of CME since April 2001. He previously served as Managing Director, Enterprise Computing from March 2000 to April 2001. Prior to that, he served as Senior Vice President, Enterprise Computing from January 1999 to March 2000, Senior Vice President, Systems Development from May 1998 to January 1999 and Vice President, Systems Development from August 1990 to May 1998.

Name and Age	Position	Background
Richard H. Redding, 42	Managing Director, Products & Services	Mr. Redding has served as Managing Director, Products & Services since March 2004. He held this position on an interim basis since January 2004 and, prior to that appointment, served as head of our equity product line for 10 years. Mr. Redding joined us in 1988 and, since that time, has held positions of increasing responsibility in our market surveillance and product marketing functions. Before joining us, he held financial analyst positions at U.S. Medical Equipment from 1983 to 1985 and First RepublicBank from 1986 to 1988, both in Houston, Texas.

Scott R. Robinson, 43	Managing Director, Corporate Development	Mr. Robinson has served as Managing Director, Corporate Development since March 2004. Prior to joining us, Mr. Robinson served as a Partner for McKinsey & Company from 1997 to 2003. Mr. Robinson also worked from 1996 to 1997 in the capital markets and energy practices of Ernst & Young Management Consulting. He was also a co-founder and partner with Cascade Consulting from 1993 to 1996 and held senior sales positions with NeXT Computer from 1992 to 1993, Dow Jones/Telerate from 1990 to 1992 and Reuters from 1988 to 1990. He began his career as an independent foreign currency futures trader.

Kimberly S. Taylor, 42	Managing Director and President, CME Clearing House Division	Ms. Taylor has served as Managing Director and President of the CME Clearing House Division since January 1, 2004. Before that, Ms. Taylor was Managing Director, Risk Management in the Clearing House Division, from October 1998 to December 2003. Ms. Taylor has held a variety of positions in the Clearing House, including Vice President from January 1996 to January 1998 and Senior Director from July 1994 to December 1996. She joined CME in 1989.

Nancy W. Goble, 50	Managing Director and Chief Accounting Officer	Ms. Goble has served as Managing Director and Chief Accounting Officer of CME Holdings and CME since February 2002. She previously served as Director and Controller of CME Holdings from its formation on August 2, 2001 to February 2002, Director and Controller of CME from July 2000 to February 2002 and as Associate Director and Assistant Controller of CME from October 1997 to July 2000. Prior to that, she served as Senior Vice President and Chief Financial Officer with Richard Ellis Inc., a commercial real estate firm, from 1993 until 1997. Ms. Goble is a certified public accountant.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of February 20, 2004, the amount of common stock beneficially owned by each of our directors and Equity Director nominees and by each executive officer named in the Summary Compensation Table on page 31 of this proxy statement, and by all directors, Equity Director nominees and executive officers as a group. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of February 20, 2004. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial Ownership Table

	Class A			Class B
Name(1)	Number of Shares	Class	Percent of Class	Number of Shares	Class	Percent of Class	Percent of Vote as a Single Class(2)
Terrence A. Duffy(3)	1,190 4,525 4,525 4,525 4,523	A A-1 A-2 A-3 A-4	* * * * *	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*

Craig S. Donohue(4)(5)	5,190 15,000 15,000 15,000 15,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

Timothy R. Brennan(6)	— 6,025 6,025 6,025 6,022	A A-1 A-2 A-3 A-4	* * * * *	1 — 1 1	B-1 B-2 B-3 B-4	* * * *	*

Dennis H. Chookaszian	— — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

Martin J. Gepsman(7)	1,190 1,525 1,525 1,525 1,523	A A-1 A-2 A-3 A-4	* * * * *	— — 1 1	B-1 B-2 B-3 B-4	* * * *	*

Daniel R. Glickman(8)	420 — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

Scott Gordon(9)	— 1 3,000 3,000 2,999	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

	Class A			Class B
Name(1)	Number of Shares	Class	Percent of Class	Number of Shares	Class	Percent of Class	Percent of Vote as a Single Class(2)
Elizabeth Harrington	— — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

Bruce F. Johnson	1,190 4,525 4,525 4,525 4,523	A A-1 A-2 A-3 A-4	* * * * *	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*

Gary M. Katler (10)	— 1,500 1,500 1,500 1,499	A A-1 A-2 A-3 A-4	* * * * *	— — 1 —	B-1 B-2 B-3 B-4	* * * *	*

Patrick B. Lynch	— 3,000 — 3,000 2,999	A A-1 A-2 A-3 A-4	* * * * *	— 1 — —	B-1 B-2 B-3 B-4	* * * *	*

Leo Melamed	1,290 3,000 3,000 3,000 2,999	A A-1 A-2 A-3 A-4	* * * * *	— 1 — —	B-1 B-2 B-3 B-4	* * * *	*

William P. Miller II	— — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

John D. Newhouse (11)	— 10,525 10,525 10,525 10,520	A A-1 A-2 A-3 A-4	* * * * *	— 3 1 1	B-1 B-2 B-3 B-4	* * * *	*

James E. Oliff (12)	1,190 3,025 3,025 3,025 3,323	A A-1 A-2 A-3 A-4	* * * * *	— 1 — 1	B-1 B-2 B-3 B-4	* * * *	*

Ronald A. Pankau	— 3,000 3,000 3,000 2,999	A A-1 A-2 A-3 A-4	* * * * *	— 1 — —	B-1 B-2 B-3 B-4	* * * *	*

	Class A			Class B
Name(1)	Number of Shares	Class	Percent of Class	Number of Shares	Class	Percent of Class	Percent of Vote as a Single Class(2)
Alex J. Pollock	— — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

William G. Salatich, Jr. (13)	1,190 4,525 4,525 4,525 4,523	A A-1 A-2 A-3 A-4	* * * * *	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*

John F. Sandner	1,290 25,525 25,525 25,525 25,515	A A-1 A-2 A-3 A-4	* * * * *	3 2 4 1	B-1 B-2 B-3 B-4	* * * *	*

Terry L. Savage (14)	500 — — — —	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

Myron S. Scholes	— — — — —	A A-1 A-2 A-3 A-4	* * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

William R. Shepard (15)	1,190 9,025 9,025 9,025 9,021	A A-1 A-2 A-3 A-4	* * * * *	1 1 1 1	B-1 B-2 B-3 B-4	* * * *	*

Howard J. Siegel	— 10,500 10,500 10,500 10,497	A A-1 A-2 A-3 A-4	* * * * *	2 — 1 —	B-1 B-2 B-3 B-4	* * * *	*

Scott Slutsky	— 3,000 3,000 1,999 —	A A-1 A-2 A-3 A-4	* * * * *	1 — —	B-1 B-2 B-3 B-4	* * * *	*

David J. Wescott (16)	— 3,025 3,025 3,025 3,023	A A-1 A-2 A-3 A-4	* * * * *	— 1 — 1	B-1 B-2 B-3 B-4	* * * *	*

	Class A			Class B
Name(1)	Number of Shares	Class	Percent of Class	Number of Shares	Class	Percent of Class	Percent of Vote as a Single Class(2)
Phupinder S. Gill (5)	3,670 15,000 15,000 15,000 15,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

David G. Gomach (5)	2,490 — — 15,000 15,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

Scott L. Johnston (5)	2,490 15,000 15,000 15,000 15,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

James R. Krause (5)	1,300 15,000 5,000 15,000 15,000	A A-1 A-2 A-3 A-4	* * * * *	— — — —	B-1 B-2 B-3 B-4	* * * *	*

James J. McNulty (17)	1,190 353,574 348,455 373,454 373,453	A A-1 A-2 A-3 A-4	* 5.71 5.63 5.52 5.76	— — — —	B-1 B-2 B-3 B-4	* * * *	4.23%

Directors, Equity Director nominees and Executive Officers as a group (36 persons)(18)	29,130 523,225 506,605 560,703 558,961	A A-1 A-2 A-3 A-4	* 8.36 8.64 8.19 8.51	11 11 10 10	B-1 B-2 B-3 B-4	1.76 1.35 * 2.42%	6.30%

*	Less than 1%.
(1)	The address for all persons listed in the table is Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.
(2)	Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law.
(3)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3 and 24 Class A-4 shares and one Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.
(4)	Mr. Donohue’s Class A shares include 357 shares owned by his sister and held in a joint account over which Mr. Donohue shares voting power. Mr. Donohue disclaims beneficial ownership of these shares.
(5)	Messrs. Gill’s, Donohue’s, Gomach’s, Johnston’s and Krause’s Class A-1, Class A-2, Class A-3 and Class A-4 shares represent shares that each of them could acquire if they exercised the unexercised, vested portion of the option each of them received in May 2001.
(6)	Includes 1,500 Class A-1, 1,500 Class A-2, 1,500 Class A-3 and 1,499 Class A-4 shares and one Class B-3 share held through Brennan Enterprises, an S Corporation of which Mr. Brennan is the owner. Also includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Brennan shares joint ownership, but over which he does not have voting power.
(7)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Gepsman shares joint ownership and has voting power.
(8)	Includes 420 Class A shares held in an irrevocable trust over which Mr. Glickman exercises voting and investment power.
(9)	Includes one Class A-1, 3,000 Class A-2, 3,000 Class A-3, and 2,999 Class A-4 shares held in a trust over which Mr. Gordon has investment and voting power. Excludes 18,025 Class A-1, 18,025 Class A-2, 18,025 Class A-3, 18,018 Class A-4, two Class B-1, two class B-2 and two Class B-3 shares and one Class B-4 share which are owned by Tokyo-Mitsubishi Futures (USA), Inc. over which Mr. Gordon exercised voting power until February 27, 2004.
(10)	Includes 1,500 Class A-1, 1,500 Class A-2, 1,500 Class A-3 and 1,499 Class A-4 shares and one Class B-3 share that are held in the name of Mary J. O’Connor but over which Mr. Katler has been granted voting power at this year’s Annual Meeting. Mr. Katler disclaims beneficial ownership of these shares.
(11)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3 and 24 Class A-4 shares and one Class B-4 share as to which Mr. Newhouse shares joint ownership and has voting power. Also includes 10,500 Class A-1, 10,500 Class A-2, 10,500 Class A-3 and 10,496 Class A-4 shares, three Class B-2 shares and one Class B-3 share owned by John F. Newhouse & Company, which is owned by Mr. Newhouse.
(12)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power. Excludes 4,500 Class A-1, 2,000 Class A-2, 4,500 Class A-3 and 299 Class A-4 shares and one Class B-1 share and 1,500 Class A-1, 3,000 Class A-2, 3,000 Class A-3 and 599 Class A-4 shares and one Class B-2 share held through two trusts in the names of each of his parents. Mr. Oliff has no voting or ownership power over these trusts, and he disclaims beneficial ownership for the shares held in trust.
(13)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Salatich shares joint ownership, but over which he does not have voting power.
(14)	Includes 500 shares held in the Terry Savage Productions, Ltd. Retirement Plan and Trust.
(15)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3, and 24 Class A-4 shares and one Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power.
(16)	Includes 25 Class A-1, 25 Class A-2, 25 Class A-3 and 24 Class A-4 shares and one Class B-4 share as to which Mr. Wescott shares joint ownership.
(17)	Mr. McNulty resigned as President and Chief Executive Officer effective December 31, 2003. Mr. McNulty’s ownership includes 24,846 Class A-1, 19,727 Class A-2, 44,726 Class A-3 and 44,725 Class A-4 shares Mr. McNulty received upon exercising a portion of his option granted in February 2000. The remainder of Mr. McNulty’s Class A-1, Class A-2, Class A-3 and Class A-4 shares represents the shares that Mr. McNulty could acquire if he exercised the unexercised, vested portion of the option. The number of shares is presented to the nearest whole number that could be received based upon the value of the vested, unexercised portion of the option at February 20, 2004. The option was vested with respect to 80% of the shares subject thereto as of February 7, 2003. The remaining 20% did not vest as Mr. McNulty’s employment ended on December 31, 2003. The total number of shares is determined assuming Mr. McNulty satisfies the exercise price in cash and CME Holdings elects to settle the option entirely with shares of Class A common stock.
(18)	Includes an aggregate of 397,778 Class A-1, 386,278 Class A-2, 413,228 Class A-3 and 413,228 Class A-4 shares that could be acquired upon the exercise of the vested portions of options held by members of the group.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding each person who, we believe, beneficially owns more than 5% of our outstanding common stock as of February 20, 2004.

Name	Number of Shares		Class	Percent of Vote as Single Class(1)
Waddell & Reed Financial, Inc. (2) 6300 Lamar Avenue Overland Park, Kansas 66202	1,649,112	(2)	A	5.0%

(1)	Percentage is based on all shares outstanding in each class of Class A and Class B common stock. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law.
(2)	Information as to Waddell & Reed Financial, Inc. is based upon a report on Schedule 13G filed with the SEC on January 30, 2004. Such report was filed by Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company and Waddell & Reed Ivy Investment Company and indicates that each shareholder has sole power to vote and beneficial ownership of 1,649,112, 1,446,428, 1,446,428, 1,446,428, and 202,684 shares, respectively.

PROPOSAL 2

ELECTION OF CLASS B NOMINATING COMMITTEES

Our bylaws provide that holders of Class B-1, B-2 and B-3 shares have the right to elect the members of their respective Class B Nominating Committees. The Class B Nominating Committees are not committees of our Board of Directors and serve only to nominate the slate of directors for their respective classes. Each Class B Nominating Committee is composed of five members who serve for a term of one year. The existing Committee members are responsible for selecting 10 candidates to stand for election as members of a particular Class B Nominating Committee. At the Annual Meeting, holders of Class B-1 shares, holders of Class B-2 shares and holders of Class B-3 shares will be asked to vote on the election of five members to their respective Class B Nominating Committees.

Nominees for Class B-1 Nominating Committee

(Class B-1 Shares Only)

May Vote “For” Five of 10 Candidates
Name and Age	Member Since	Background
Jeffrey R. Carter, 41	1988	Independent floor trader and holder of a Class B-1 share.
Michael J. Downs, 47	1981	Independent floor broker and trader and holder of a Class B-1 share.
Larry S. Fields, 53	1979	Independent floor trader and holder of Class B-1 shares.
John C. Garrity, 58	1974	Independent floor broker and trader and holder of Class B-1, B-3 and B-4 shares.
Lonnie Klien, 59	1972	Independent floor trader and holder of Class B-1, B-2, B-3 and B-4 shares.
William F. Kulp, 62	1978	Independent floor broker and trader and holder of Class B-1, B-3 and B-4 shares.
Edward A. McCarthy, 46	1987	Independent floor trader and holder of a Class B-1 share.
Brian J. Muno, 43	1984	Independent floor trader and holder of a Class B-1 share.
G. Barry Reece, 54	1980	Independent floor broker and trader and holder of a Class B-1 share.
James B. Simmons, 59	1969	Independent floor broker and trader and holder of Class B-1 and Class B-4 shares.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-1 NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

Nominees for Class B-2 Nominating Committee

(Class B-2 Shares Only)

May Vote “For” Five of 10 Candidates
Name and Age	Member Since	Background
Richard J. Appel, 63	1979	Independent floor trader and holder of a Class B-2 share.
Samuel T. Bailey, 36	1993	Independent floor broker and holder of a Class B-2 share.
Richard J. Duran, 55	1979	Independent floor broker and trader and holder of a Class B-2 share.
William J. Higgins, 46	1985	Independent floor broker and holder of Class B-2 and Class B-4 shares.
Donald J. Lanphere, Jr., 46	1984	Independent floor broker and holder of Class B-1, B-2 and B-4 shares.
Steven D. Peake, 36	1993	Independent floor broker and holder of a Class B-2 share.
James P. Shannon, 34	1989	Independent floor trader and holder of Class B-2 and Class B-3 shares.
Stuart A. Unger, 56	1975	Independent floor broker and holder of a Class B-2 share.
Michael J. Walsh, 46	1986	Independent floor broker and holder of a Class B-2 share.
Barry D. Ward, 40	1990	Independent floor trader and holder of a Class B-2 share.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-2 NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

Nominees for Class B-3 Nominating Committee

(Class B-3 Shares Only)

May Vote “For” Five of 10 Candidates
Name and Age	Member Since	Background
J. Kenny Carlin, 44	1985	Independent floor trader and holder of Class B-3 and Class B-4 shares.
Stephen T. Divito, 43	1983	Independent floor trader and holder of a Class B-3 share.
David M. Duckler, 43	1983	Independent floor trader and holder of a Class B-3 share.
Christopher P. Gaffney, 45	1986	Independent floor broker and trader and holder of a Class B-3 share.
Joel P. Glickman, 48	1985	Independent floor trader and holder of a Class B-3 share.
Mark O. Hinken, 47	1985	Independent floor broker and holder of a Class B-3 share.
Brian M. Konlon, 39	1988	Independent floor broker and holder of a Class B-3 share.
George J. Malfas, 31	1997	Independent floor broker and holder of a Class B-3 share.
Brian M. Young, 36	1992	Independent floor broker and holder of a Class B-3 share.
Douglas A. Young, 43	1986	Independent floor broker and trader and holder of a Class B-3 share.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-3 NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

As required by Section 301 of the Sarbanes-Oxley Act of 2002 and the listing standards of the NYSE, our Audit Committee is directly responsible for the appointment, compensation and oversight of our independent auditors. The Audit Committee has appointed Ernst & Young LLP to serve as our independent auditors for the fiscal year ending December 31, 2004. Ernst & Young LLP served as our independent auditors for the fiscal year ended December 31, 2003. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire. Although we are not required to seek shareholder approval of this appointment, we believe it to be sound corporate governance to do so. If the appointment of Ernst & Young LLP is not ratified by our shareholders, our Audit Committee will investigate the reasons for the shareholder rejection and will consider appointing other independent auditors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE 2004 FISCAL YEAR.

Principal Accountant Fees and Services

Fees paid to Ernst & Young LLP for each of the last two fiscal years are listed in the following table. Certain amounts for fiscal year 2002 have been reclassified to conform to the 2003 presentation.

Year Ended December 31,	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2003	$458,625	$140,800	$128,600	$0
2002	$969,000	$10,000	$11,300	$0

Audit fees include fees for professional services rendered for the audit of our annual financial statements and review of our financial statements included in our Quarterly Reports on Form 10-Q and for other services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements, including services provided in connection with our initial and secondary public offerings. The 2002 audit fees also include Ernst & Young’s audit of our consolidated financial statements for each of the three years ended December 31, 2001.

Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements, other than those services described under “Audit Fees.” These fees were primarily for services in connection with employee benefit plan audits and miscellaneous consultations.

Tax fees consist of services performed by our independent auditors’ tax division, except those related to the audit, and include fees for tax compliance, tax planning and tax advice. In 2003, $37,700 of our tax fees were for tax advice.

There were no fees billed for other services rendered by our independent auditors that would be included in “all other fees” for the years ended December 31, 2003 and 2002.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the auditors’ independence. All of the services described above were pre-approved by the Audit Committee in accordance with our Audit and Non-Audit Services Policy.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for the appointment, retention, compensation and oversight of our independent auditors. The Audit Committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent auditors. In accordance with such policies and procedures, the Audit Committee is required to pre-approve all audit and non-audit services to be performed by the independent auditors in order to assure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the auditors’ independence. Under the policy, pre-approval is generally provided up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve additional services on a case-by-case basis. For each additional proposed service, our independent auditors are required to provide detailed back-up documentation at the time of approval and the auditors and our Chief Financial Officer must attest as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Audit Committee has delegated specific pre-approval to the Chairperson of the Audit Committee provided the estimated fee of the proposed service does not exceed $100,000. The Chairperson must report any decisions to the Audit Committee at its next scheduled meeting. Periodically, but not less than quarterly, our Chief Financial Officer will provide the Audit Committee with a report of audit and non-audit services provided and expected to be provided by the independent auditors. A copy of our Audit and Non-Audit Services policy is available on our Web site.

Change in Independent Auditors

On May 15, 2002, our Board of Directors adopted the recommendation of our Audit Committee that Arthur Andersen LLP be dismissed as our independent auditors. Effective May 15, 2002, our Board of Directors, based upon a recommendation of our Audit Committee, retained Ernst & Young LLP as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2002. Ernst & Young LLP was subsequently retained to audit our consolidated financial statements for each of the three years in the period ended December 31, 2001.

During the two most recent fiscal years ended December 31, 2001, and through May 15, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the matter of the disagreement in connection with their reports. The audit reports of Arthur Andersen on our consolidated financial statements as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years ended December 31, 2001, and through May 15, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During our two most recent fiscal years ended December 31, 2001, and during the interim period through May 15, 2002, we did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee consists of four independent directors as defined in the listing standards of the New York Stock Exchange. Its duties and responsibilities are set forth in the Audit Committee Charter adopted by our Board of Directors, which was reviewed and revised in November 2003 and which is attached to this proxy statement as Exhibit A. In September 2003, in accordance with Section 301 of the Sarbanes-Oxley Act of 2002, the Audit Committee adopted a “Procedure for Handling Complaints about Accounting Matters,” providing for the receipt, retention and treatment of complaints received by the company regarding accounting, internal controls, or auditing matters (collectively, “Accounting Matters”) and the confidential, anonymous submission by company employees of concerns regarding Accounting Matters. In November 2003, the Audit Committee adopted revisions to the “Audit and Non-Audit Services Policy” for pre-approving all audit and non-audit services provided by the independent auditors. The Board of Directors has determined that William P. Miller II meets the SEC’s definition of audit committee financial expert.

As set forth in more detail in the Audit Committee Charter, the primary responsibilities of the Audit Committee fall into three broad categories:

•	to serve as an independent and objective party to monitor our financial reporting process and internal control system;

•	to review and appraise the audit efforts of the independent auditors and internal audit department; and

•	to provide an open avenue of communication among the independent auditors, accountants, financial and senior management, the internal audit department and the Board of Directors.

The Audit Committee, during the course of each fiscal year, devotes the attention that it deems necessary and appropriate to each of the matters assigned to it under the Audit Committee Charter. To carry out its responsibilities, the Audit Committee met 14 times during fiscal year 2003 and three times during 2004 in regards to fiscal year 2003.

In the course of fulfilling its responsibilities, the Audit Committee has:

•	reviewed and discussed with management and the independent auditors all financial statements prior to their issuance and any significant accounting issues and been advised by management that all financial statements were prepared in accordance with generally accepted accounting principles;

•	discussed with the company’s senior management and independent auditors the process used for certifications by the company’s chief executive officer and chief financial officer, which are required for certain of the company’s filings with the Securities and Exchange Commission;

•	reviewed, revised and discussed with management the Audit Committee Charter;

•	discussed with representatives of the independent auditors, Ernst & Young LLP, the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards, AU §380);

•	received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees;”

•	discussed with the independent auditors their independence from the company and management;

•	reviewed payments to and pre-approved services of our independent auditors in accordance with the “Audit and Non-Audit Services Policy;” and

•	considered whether the provision by the independent auditors of non-audit services is compatible with maintaining their independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2003 be included in CME Holdings’ Annual Report on Form 10-K for that year.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The independent auditors are responsible for auditing those financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including matters regarding auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors.

The Audit Committee—Fiscal Year 2003

Patrick B. Lynch, Chairman

William P. Miller II

John F. Sandner

Terry L. Savage

EXECUTIVE COMPENSATION

The following table sets forth information on compensation earned by our Chief Executive Officer and each of the next five most highly compensated executive officers. In this Proxy Statement, we refer to these executives as our Named Executive Officers. Each table is presented in the format that the SEC has established for the disclosure of executive compensation. The Summary Compensation Table details the salary and bonus earned by and the stock options and restricted stock awards granted to each Named Executive Officer during each of the last three fiscal years.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus	Restricted Stock Award(s)($)(1)	Securities Underlying Options(#)	All Other Compensation(2)

James J. McNulty (3) President and Chief Executive Officer	2003 2002 2001	$1,000,000 1,000,000 1,000,000		$1,250,000 500,000 892,500	$0 0 0	0 0 0	$168,461 352,800 268,462

Craig S. Donohue (4) Executive Vice President and Chief Administrative Officer	2003 2002 2001	550,000 305,385 250,000	(5)	725,402 350,000 500,000	258,341 0 0	27,400 0 100,000	108,500 128,022 96,500

Phupinder S. Gill (6) Managing Director and President, Clearing House Division	2003 2002 2001	472,350 417,600 417,600		622,989 375,000 700,000	157,525 0 0	16,900 0 100,000	99,880 177,344 107,344

David G. Gomach Managing Director and Chief Financial Officer	2003 2002 2001	247,116 235,000 234,231		370,673 350,000 440,000	81,913 0 0	8,900 0 100,000	72,066 106,250 57,103

Scott L. Johnston (7) Managing Director and Chief Information Officer	2003 2002 2001	250,000 250,000 250,000		347,437 400,000 775,000	81,913 0 0	8,900 0 100,000	64,500 145,750 102,751

James R. Krause (7) Managing Director, Operations and Enterprise Computing	2003 2002 2001	245,192 225,000 224,500		352,245 350,000 500,000	81,913 0 0	8,900 0 100,000	83,683 127,250 68,757

(1)	The amounts represent the market value of the restricted stock grants on the date of grant. The restricted stock was granted on June 6, 2003 at the closing price of $63.01. The restricted stock will vest over a five-year period, with 20% vesting one year after the grant date. On the anniversary of that date in each of the four subsequent years, the restricted stock will vest with respect to an additional 20% of the shares, subject to acceleration or termination in certain circumstances. The market value and the aggregate number of all shares of restricted stock held by each officer named above as of December 31, 2003 (based on the $72.36 closing price per share) were as follows: Mr. McNulty, $0 (0 shares); Mr. Donohue $296,676 (4,100 shares); Mr. Gill $180,900 (2,500 shares); Mr. Gomach $94,068 (1,300 shares); Mr. Johnston $94,068 (1,300 shares); Mr. Krause $94,068 (1,300 shares).

(2)	All Other Compensation details for 2003:

	401(k) Contribution	Pension Contribution	Supplemental Plan(8)	SERP Contribution(9)	Total
Mr. McNulty (10)	$10,000	$0	$158,461	$0	$168,461
Mr. Donohue	10,000	12,000	59,500	27,000	108,500
Mr. Gill	10,000	12,000	52,459	25,421	99,880
Mr. Gomach	10,000	14,000	30,153	17,913	72,066
Mr. Johnston	10,000	10,000	25,000	19,500	64,500
Mr. Krause	10,000	18,000	37,827	17,856	83,683
(3)	Effective December 31, 2003, Mr. McNulty resigned from his position as Chief Executive Officer.
(4)	Effective January 1, 2004, Mr. Donohue became our Chief Executive Officer. Previously, Mr. Donohue served as Executive Vice President and Chief Administrative Officer, Office of the CEO.
(5)	Effective October 9, 2002, Mr. Donohue’s annual salary was increased to $550,000.
(6)	Effective January 1, 2004, Mr. Gill became our President and Chief Operating Officer. Previously, Mr. Gill served as Managing Director and President, CME Clearing House Division.
(7)	Mr. Johnston and Mr. Krause each received an aggregate of $597,437 in salary and bonus compensation in 2003.
(8)	The items included under “Supplemental Plan” are: 401(k) make-whole; pension make-whole; and discretionary bonus make-whole. The 401(k) make-whole is a company paid contribution for highly compensated individuals who have exceeded statutory contribution limits imposed by the provisions of our qualified 401(k) savings plan. The pension make-whole is a company paid contribution for highly compensated individuals who have exceeded statutory contribution limits imposed by our qualified pension plan. The discretionary bonus make-whole is a company paid contribution of up to 2% of the employee’s annual salary, for highly compensated individuals who have exceeded the compensation limit identified in Section 401A of the Internal Revenue Code.
(9)	SERP Contribution refers to our Supplemental Executive Retirement Plan, a non-qualified defined contribution plan for highly compensated senior officers.
(10)	The pension contribution and the SERP contribution amounts for Mr. McNulty do not include amounts previously paid that were forfeited when his contract expired on December 31, 2003.

The following table sets forth information with respect to options granted to the Named Executive Officers during 2003.

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year(1)	Exercise or Base Price Per Share($/Sh)	Expiration Date	Grant Date Fair Value ($)(2)
Mr. McNulty	—	—%	$—	—	$—
Mr. Donohue	27,400	5.7	63.01	June 6, 2013	488,816
Mr. Gill	16,900	3.5	63.01	June 6, 2013	301,496
Mr. Gomach	8,900	1.9	63.01	June 6, 2013	158,776
Mr. Johnston	8,900	1.9	63.01	June 6, 2013	158,776
Mr. Krause	8,900	1.9	63.01	June 6, 2013	158,776

(1)	479,800 options were granted to CME Holdings employees in 2003.
(2)	The options were granted on June 6, 2003 and were valued using the Black-Scholes method for valuation. A risk-free rate of 2.52% was used over a period of six years with a 29.2% volatility factor and a 1.3% dividend yield. The options have a 10-year term with an exercise price of $63.01, the market price at the grant date.

The following table sets forth information with respect to option exercises during 2003 by each of the Named Executive Officers and the status of their options at December 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and

Option Values at December 31, 2003

Name		Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable /Unexercisable (#)	Value of Unexercised In-The-Money Options at Fiscal Year End Exercisable/ Unexercisable ($)(1)
Mr. McNulty(2)	Tranche A Tranche B	178,905 —	$7,892,941 —	616,586/0 781,261/0	$30,827,779/$0 $30,323,398/$0	(3) (3)
Mr. Donohue		—	—	60,000/67,400	$3,021,600/$2,270,590
Mr. Gill		—	—	60,000/56,900	$3,021,600/$2,172,415
Mr. Gomach		30,000	1,389,000	30,000/48,900	$1,510,800/$2,097,615
Mr. Johnston		—	—	60,000/48,900	$3,021,600/$2,097,615
Mr. Krause		10,000	450,000	50,000/48,900	$2,518,000/$2,097,615

(1)	The option values were calculated based on the closing price of our Class A common stock on December 31, 2003 (the last business day of the fiscal year) of $72.36, less the option exercise price, multiplied by the number of shares. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.
(2)	Mr. McNulty’s stock option is divided into two tranches. Each tranche of the option entitles Mr. McNulty to purchase up to 2.5% of all classes of our common stock that were issued upon our demutualization. Mr. McNulty’s option was vested with respect to 80% of the shares subject thereto as of February 7, 2003. The remaining 20% did not vest as Mr. McNulty’s employment ended on December 31, 2003. For additional information regarding the terms of Mr. McNulty’s stock option, please see the section of this Proxy Statement entitled “Employment Agreements—McNulty Employment Agreement.” Effective December 31, 2003, Mr. McNulty resigned from his position as Chief Executive Officer.
(3)	Mr. McNulty’s option value at December 31, 2003 was based on the excess of the estimated value of the option over the option exercise price for each tranche of the option. The estimated value of the Class B shares included in Mr. McNulty’s option generally represents the last sales price of each Class B share, if a sale occurred within the last 15 business days preceding December 31, 2003. If no sale occurred within that time period, the average of the bid and offer at December 31, 2003 was used to value each of the Class B shares. The share prices used to calculate the estimated option value at December 31, 2003 were as follows: Class A $72.36; Class B-1 $355,000; Class B-2 $335,000; Class B-3 $184,500; Class B-4 $31,500.

Employment Agreements

McNulty Employment Agreement. In February 2000, we entered into an employment agreement with Mr. McNulty to serve as our President and Chief Executive Officer. The agreement was amended effective December 31, 2002 and expired as of December 31, 2003. Under the agreement, Mr. McNulty received a minimum annual base salary of $1.0 million. He was also eligible for an annual incentive bonus based upon the achievement of goals set by our Board of Directors, which bonus could not exceed the lesser of $1.5 million or 10% of our net income. The agreement provided that Mr. McNulty was eligible to participate in the benefit plans available generally to our senior officers, including our Senior Management Supplemental Deferred Savings Plan and Supplemental Executive Retirement Plan and certain other non-qualified benefit plans as disclosed in the Summary Compensation Table.

Mr. McNulty also was granted a non-qualified stock option designed to reward him for increasing our value after the commencement of his employment. The exercise price of the option is fixed at an aggregate of $54.6 million, based on the estimated value of the exchange on February 7, 2000, the date of grant, which was estimated to be approximately $874 million. The option was granted prior to the time of the demutualization when the company had no shares of common stock outstanding. The value of the company was determined by multiplying the average sale price in the previous six months for each membership class by the number of memberships in each class. Exchange memberships were used to determine the value of the exchange as it was anticipated that these memberships would be converted to common stock as part of the planned demutualization. Mr. McNulty’s option is divided into two tranches, each representing 2.5% of each class of our common stock at the time of our demutualization on November 13, 2000 and adjusted for our holding company reorganization on December 3, 2001, representing an aggregate of 5.0% of each class of common stock outstanding. Upon exercise, Tranche A of the option would enable Mr. McNulty to realize 2.5% of the increase above our valuation on February 7, 2000, and Tranche B would enable him to realize 2.5% of any increase in excess of 150% of our valuation on February 7, 2000. Mr. McNulty may exercise one tranche independent of the other. However, Mr. McNulty may only exercise for a percentage of all shares in a tranche. We may elect to issue solely shares of our Class A common stock or cash or any combination of Class A common stock and cash upon any exercise of the option by Mr. McNulty.

The agreement provides that the number of shares and exercise price of a class of common stock subject to the option must be adjusted as a result of an equity restructuring, such as a stock dividend, spin-off, stock split, rights offering or recapitalization through a special, large nonrecurring dividend that causes the market value per share of the stock underlying the option to decrease or increase. The agreement further provides that a large nonrecurring dividend will be deemed to have been paid in the event that a nonrecurring cash dividend has been paid that is 1.5 or more times the prior calendar year’s S&P 500 average dividend yield. The amount of the adjustment will equal the excess of the amount of the nonrecurring dividend less such 1.5 times measure. The option was adjusted to include 5% of the additional Class A shares issued in connection with our reorganization.

The option expires and is no longer exercisable following the date that is the earlier of (a) the 10-year anniversary of the grant date, (b) the date on which Mr. McNulty is notified of his termination for cause, (c) in the event of death, following payment to Mr. McNulty’s estate in accordance with the terms of the employment agreement, or (d) 180 days after Mr. McNulty terminates his employment without good reason. The option may be exercised only as to the portion of the option that has vested. The option was vested with respect to 80% of the shares subject thereto as of February 7, 2003. The remaining 20% did not vest as Mr. McNulty’s employment ended on December 31, 2003. The option is non-transferable except with the written consent of the Compensation Committee of our Board of Directors.

Mr. McNulty may exercise the option by delivering to us written notice of the percentage of shares covered by the option with respect to which the option is being exercised, accompanied by full payment of the exercise price for such shares. The exercise price of the shares purchased must be paid in full by any of the following methods, or any combination thereof, selected by Mr. McNulty: (i) in cash; (ii) in Class A common stock valued at its fair market value on the date of exercise; (iii) in Class B common stock valued at its fair market value on the date of exercise; (iv) in cash by a broker-dealer to whom Mr. McNulty has submitted an exercise notice consisting of a fully endorsed option; (v) by agreeing to surrender a portion of the option then exercisable, valued at the fair market value of the shares covered by the option, minus the exercise price for such shares; or (vi) by directing us to withhold such number of shares otherwise issuable upon exercise of the option having an aggregate fair market value on the date of exercise equal to the exercise price of the option. Shares of Class A common stock distributed pursuant to exercise of the option are transferable by Mr. McNulty. On April 28, 2003 and September 8, 2003, Mr. McNulty exercised a portion of his option. For additional information regarding these exercises, please see the table included in this Proxy Statement entitled “Aggregated Option Exercises in Last Fiscal Year and Option Values at December 31, 2003.”

Other Employment Agreements. We entered into employment agreements with Mr. Donohue, Mr. Gill, Mr. Gomach and Mr. Krause, effective January 1, 2004, January 1, 2004, January 1, 2003 and January 1, 2003, respectively. Under these employment agreements, Mr. Donohue, Mr. Gill, Mr. Gomach and Mr. Krause will each receive a minimum annual base salary of no less than $700,000, $600,000, $250,000 and $250,000, respectively. Mr. Donohue and Mr. Gill are eligible to receive bonuses under our Annual Incentive Plan. Mr. Gomach and Mr. Krause are participants in our Annual Incentive Plan as well. The agreements provide that each of the executive officers are entitled to insurance, vacation and other employee benefits commensurate with their position in accordance with our policies for executives in effect from time to time.

Mr. Donohue’s and Mr. Gill’s agreements terminate on December 31, 2006, and December 31, 2007, respectively, unless sooner terminated by us or the executive officer. Mr. Gomach’s and Mr. Krause’s agreements terminate on December 31, 2005, unless sooner terminated by us or the executive officer. We may terminate each of the employment agreements pursuant to their terms due to the executive officer’s death or disability, or with or without cause. In addition, the executive officer may terminate the agreement at any time upon 60 days written notice. If the executive officer’s employment is terminated because of his death or disability or by us with or without cause, he or his beneficiary will receive accrued base salary through the date of termination and other employee benefits to which he is entitled at such time in accordance with the terms of our plans and programs. In addition, in the event of a termination with cause by us, the executive officer will forfeit any unvested or unearned compensation or long-term incentives, unless otherwise provided in the employment agreement or specified in the terms of our plans and programs. Mr. Donohue’s and Mr. Gill’s agreements provide that, in the event of a termination without cause by us, the executive officer shall be entitled to receive a one-time lump sum severance payment equal to two times his base salary as of the date of termination for the remaining term of the agreement, if any, or 24 months, whichever period is shorter. Mr. Gomach’s and Mr. Krause’s agreements provide that, in the event of a termination without cause by us, the executive officer shall be entitled to receive a one-time lump sum severance payment equal to 24 months base salary.

Benefit Plans with Change in Control Provisions

Omnibus Stock Plan

We have adopted the CME Holdings Amended and Restated Omnibus Stock Plan under which awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and other equity-based awards may be made to our employees and those of our affiliates. A total of approximately 4.0 million shares of our Class A common stock are authorized for issuance under the Plan (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) of which approximately 2.7 million are subject to outstanding or exercised options or restricted share awards. The Plan is administered by the Compensation Committee of our Board, which has the responsibility for designating recipients of awards under the Plan, determining the terms and conditions of these awards and interpreting the provisions of the Plan.

The Plan contains a change in control provision. A change of control generally occurs under the Plan upon the occurrence of the following events:

•	any person acquires more than 50% of our then outstanding shares of Class A common stock or more than 50% of the combined voting power of the then outstanding shares of common stock;

•	individuals who comprised our Board on February 7, 2000 (generally including any person becoming a director who was nominated or approved by those persons) cease to constitute at least a majority of our Board;

•	a reorganization, merger, consolidation, or sale of all or substantially all of our assets under circumstances where (i) our shareholders prior to the transaction own less than 50% of the then outstanding shares or less than 50% of the combined voting power of the surviving or resulting corporation, (ii) the members of our Board immediately prior to the transaction do not constitute a majority of the Board of Directors of the resulting or surviving corporation or (iii) an individual or entity acquires 50% or more of the common stock or combined voting power of the surviving or resulting entity; or

•	the approval by our shareholders of a complete liquidation or dissolution of CME Holdings.

The Plan generally provides that, in the event of a change in control as a result of which our shareholders receive registered common stock, all unvested options issued under the Plan shall become vested and exercisable, restrictions shall lapse with respect to any restricted stock issued under the Plan and performance goals applicable to outstanding awards shall be deemed to have been achieved. If the consideration to be received by our shareholders pursuant to the change in control is not registered common stock, outstanding awards will be cancelled in exchange for a cash payment equal to the value of such award (as defined in the Plan).

Pension Plan

We maintain a non-contributory defined benefit cash balance pension plan for eligible employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Effective January 15, 1995, the pension plan was amended to provide for an age-based contribution to a cash balance account, and to include cash bonuses in the definition of considered earnings. Our policy is to fund currently required pension costs. Participants become vested in their accounts after five years of service. An individual pension account is maintained for each plan participant. During employment, each individual pension account is credited with an amount equal to an age-based percentage of that individual’s considered earnings plus the greater of 4% or the December yield on one-year Treasury constant maturities. The pension account is portable, and vested balances may be paid out when participants end their employment with us. Alternatively, a participant may elect to receive the balance in the account in the form of one of various monthly annuities. The following is the schedule of the employer contributions based on age:

Age	Employer Contribution Percentage
Under 30	3%
30–34	4
35–39	5
40–44	6
45–49	7
50–54	8
Over 54	9

The individuals named below have projected annual retirement benefits, based on current accumulated balances, a future annual interest credit rate of 6% and future service to age 65 at current salary levels, as follows: Mr. McNulty, $0; Mr. Donohue, $108,695; Mr. Gill, $101,762; Mr. Gomach, $91,781; Mr. Johnston, $95,341 and Mr. Krause $51,895.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee consists of four directors. The primary purpose of the Compensation Committee is to oversee the compensation of our employees with a special focus on executive compensation. A complete description of the Committee’s function may be found in its charter, a copy of which may be found on our Web site.

Compensation Philosophy and Objectives

The Compensation Committee applies a consistent philosophy to compensation for all employees. This philosophy is based on the premise that our achievements result from the coordinated efforts of all employees working toward our business objectives. The goal of our executive compensation policy is to ensure that an appropriate relationship exists between pay, our financial performance and the creation of shareholder value. When reviewing and approving compensation, or making recommendations regarding compensation to the Board, the Compensation Committee considers:

•	Alignment between pay and performance. It is the Committee’s underlying principle that compensation should have a direct relationship with shareholder value, our business and financial objectives and an employee’s performance.

•	Ability to attract and retain talented and qualified employees. The Committee’s objective is to attract and retain highly qualified employees in a manner which provides incentives to create shareholder value.

•	Balance between rewarding short- and long-term performance. The Committee’s goal is to design a compensation program that provides an appropriate mix of fixed and variable pay, balances short-term operational performance with long-term stock price performance, and encourages executive retention.

The Compensation Committee’s primary mission is to structure and administer a range of compensation programs designed to enable us to attract and retain executive talent in a highly competitive marketplace. To help it fulfill this mission, the Compensation Committee periodically evaluates the competitiveness of our executive compensation programs, using information drawn from a variety of sources, such as published survey data on other financial and service institutions, information supplied by consultants and its own experience in recruiting and retaining executives. Each year, the Committee reviews management’s recommendations for new staff officers, as well as compensation and benefit plan modifications and the funding of those plans. The Committee approves the annual total cash compensation of each of the Named Executive Officers, including the Chief Executive Officer, and the company’s other executive officers. Once approved, base salary adjustments and bonus awards are paid in the first quarter of the following year.

During 2003, the Compensation Committee conducted several meetings on executive compensation. There are three primary forms of executive compensation: base salary, annual bonuses, and long-term equity compensation, each of which is intended to complement the other and, taken together, to satisfy our compensation objectives. The Committee’s policies with respect to each of these components, including the basis for the compensation awarded to our former and current Chief Executive Officers, are discussed below.

Base Salary

The Committee uses base salary to provide competitive market salaries based on the position’s duties and level of responsibility. Base salaries are reviewed annually to determine if such salaries fall within a competitive range. Individual salaries set within a competitive range are also based upon an evaluation of other factors, such as individual past performance, potential with the company, level and scope of responsibility, and internal equity. While executive base salaries are evaluated annually, we typically adjust salaries for those at more senior levels less frequently.

The base salary of each Named Executive Officer in 2003 is set forth in the Summary Compensation Table on page 31.

Annual Bonuses

Annual bonuses reflect both performance of the company and individual performance. The impact made on meeting or exceeding the goals of the company’s business plan is a key consideration. Bonus awards to our officers are granted under the company’s Annual Incentive Plan, approved by our shareholders in April 2003. The purpose of the Annual Incentive Plan is to align the interests of our management with those of our shareholders by encouraging management to achieve goals intended to increase shareholder value. Pursuant to the Plan, the Committee determines the criteria and objectives that must be met during the applicable performance period in order to earn an award under the Plan. For the 2003 Plan year, cash earnings was the metric used in determining performance against pre-established cash earnings goals for the year. For 2003, we exceeded our cash earnings target. Based on 2003 performance, the Committee approved individual executive bonuses to reflect efforts and achievements during 2003.

The bonuses awarded to each Named Executive Officer in 2003 are set forth in the Summary Compensation Table on page 31.

Long-Term Equity Compensation

The company provides long-term incentive awards through its Omnibus Stock Plan, which is administered by the Committee. The goal of our long-term, equity-based compensation is to align the interests of employees with shareholder interests, to encourage employees to work with a long-term view of our performance and to reinforce their long-term affiliation with the company.

Executives receive competitive long-term incentive awards as part of their annual compensation package. The Omnibus Stock Plan gives the Compensation Committee the flexibility to grant various types of equity vehicles, such as stock options, restricted stock and performance units. The types of awards granted each year reflect both the specific objectives intended, such as aligning employees’ interests with shareholders’ interests, and competitive practice. Currently, the two vehicles in use at the senior executive level are stock options and restricted stock. All other executives receive equity grants solely in the form of stock options. For 2003, the Committee approved equity grants for all executives, subject to the terms and provisions of the Plan.

The equity grants awarded to each Named Executive Officer in 2003 can be found in the Summary Compensation Table on page 31.

Former Chief Executive Officer Compensation

Mr. McNulty, our former Chief Executive Officer, stepped down when his contract expired on December 31, 2003. Under his employment agreement, Mr. McNulty received a minimum annual base salary of $1.0 million. He was also eligible for an annual incentive bonus based upon the achievement of goals set by our Board, which bonus could not exceed the lesser of $1.5 million or 10% of our net income. The agreement also provided that Mr. McNulty would be eligible to participate in the benefit plans available generally to the company’s executives.

Under the agreement, Mr. McNulty was granted a non-transferable, non-qualified stock option, which was designed to reward him for increasing our value. If total value increases, exercise of the option would generally enable Mr. McNulty to realize 2.5% of the increase above the company’s valuation on February 7, 2000, and 2.5% of any increase in excess of 150% of the company’s valuation on February 7, 2000. We may elect to issue solely shares of our Class A common stock or cash or any combination of Class A common stock and cash upon any exercise of the option by Mr. McNulty. The option expires after 10 years. It may be exercised only as to the portion of the option that has vested. The option was vested with respect to 80% of the shares subject thereto as of February 7, 2003. The remaining 20% did not vest as Mr. McNulty’s employment ended on December 31, 2003.

During 2003, the Board Steering Committee reviewed Mr. McNulty’s performance and made recommendations to the Compensation Committee regarding his overall compensation. Mr. McNulty received a base salary of $1.0 million in 2003 pursuant to his employment agreement and was eligible for an annual incentive bonus based upon the achievement of goals set by our Board, where the bonus could not exceed the lesser of $1.5 million or 10% of our net income. Based on the achievement of pre-established economic, strategic and leadership performance goals for the 2003 year, the Compensation Committee approved an annual incentive bonus of $1,250,000 for Mr. McNulty.

Current Chief Executive Officer Compensation

In November 2003, we entered into an employment agreement with Mr. Donohue to serve as our Chief Executive Officer, effective January 1, 2004 through December 31, 2006, subject to renewal by mutual agreement of the parties. The agreement provides for a minimum base salary of $700,000 per year. Mr. Donohue is eligible for an annual incentive bonus under the company’s Annual Incentive Plan and may participate in the Equity Incentive Plan. Mr. Donohue is also entitled to participate in other benefit plans generally available to the company’s executives.

Limit on Tax-Deductible Compensation

Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the deduction that the company may claim in any tax year with respect to compensation paid to the Chief Executive Officer and certain other senior executive officers. Certain types of performance-based compensation are exempted from this $1.0 million limit. Performance based compensation can include income from stock options, restricted stock, and certain formula driven compensation that meets the IRS requirements. Last year, the shareholders approved the Annual Incentive Plan, which provides that amounts payable to the Chief Executive Officer and certain other senior executive officers will not be subject to the deduction limitations of Section 162(m). We reserve the authority, however, to authorize payments that may not be deductible if we believe that it is in the best interests of the company and its shareholders.

The Compensation Committee—Fiscal Year 2003

William R. Shepard, Chairman

Martin J. Gepsman

Daniel R. Glickman

William G. Salatich, Jr.

PERFORMANCE GRAPH

The following graph compares the total return on our Class A common stock with the Standard & Poor’s 500 Stock Index and with our peer group, which is composed of eSpeed, Inc., Instinet Group Inc., Investment Technology Group, Inc., LaBranche & Co Inc., Knight Trading Group, Inc. and NYFIX, Inc., for the period from December 6, 2002 (the date of our initial public offering) through December 31, 2003. The figures presented below assume an initial investment of $100 in common stock at the closing prices on December 6, 2002 and in the Standard & Poor’s 500 Stock Index on November 30, 2002 and the reinvestment of all dividends into shares of common stock.

CUMULATIVE TOTAL RETURN SINCE DECEMBER 6, 2002

	12/06/02	12/31/02	12/31/03
Chicago Mercantile Exchange Holdings Inc.	$100.00	$101.77	$170.46
S&P 500	100.00	94.13	121.12
Peer Group	100.00	99.92	111.01

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee is an executive officer or employee of CME Holdings or CME. With the exception of Mr. Donohue, none of our executive officers serves as a current member of our Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Compensation Committee.

CERTAIN BUSINESS RELATIONSHIPS

Several of our directors serve as officers or directors of clearing firms. These clearing firms pay substantial fees to our clearing house in connection with services we provide. We believe that the services provided to these clearing firms are on terms no more favorable to those firms than terms given to unaffiliated persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received during fiscal year 2003, all of our officers and directors complied with their Section 16(a) filing requirements.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Proposals that shareholders wish to include in our proxy materials for presentation at our Annual Meeting in April 2005 must be received by our Corporate Secretary by November 11, 2004. Those proposals should be sent to Ms. Kathleen M. Cronin, Managing Director, General Counsel and Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606, and must comply with rules promulgated by the SEC in order to be eligible for inclusion in our proxy materials for our 2005 Annual Meeting.

Our bylaws also contain advance notice requirements for matters that shareholders intend to bring before an annual meeting. Generally, notice of a proposal to be brought before the 2005 Annual Meeting must be received by our Corporate Secretary not earlier than December 21, 2004 and not later than January 20, 2005. The notice must set forth the following information on each item of business that the shareholder proposes to bring before the meeting:

•	a brief description of the item, together with a statement of the reasons for conducting that business at the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the item;

•	the name and address, as they appear on our records, of the shareholder making the proposal;

•	the class and series, if any, and number of our shares that are beneficially owned by the shareholder; and

•	any material interest of the shareholder in the proposal.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

SEC rules require us to provide an Annual Report to shareholders who receive this proxy statement. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for our fiscal year ended December 31, 2003 (not including documents incorporated by reference), are available upon written request to Shareholder Relations and Membership Services, Attention Ms. Beth Hausoul, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

ELECTRONIC DELIVERY OF 2005 PROXY STATEMENT AND OTHER DOCUMENTS

You can help us save significant printing and mailing expenses by consenting to access the proxy statement, proxy card and annual report for future meetings electronically over the Internet. If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet or by going to www.computershare.com/us/sc/cme and clicking on the “Electronic Shareholder Communications” link. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials and annual report electronically, then prior to next year’s Annual Meeting you will receive e-mail notification when the proxy materials and annual report are available for your on-line review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice by sending written notice of revocation to: Shareholder Relations and Membership Services, Attention Ms. Beth Hausoul, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

PROXY SOLICITATION

We will pay the costs of soliciting proxies. In addition to mailing proxy solicitation material, our directors and employees also may solicit proxies in person, by telephone or by other electronic means of communication. We will not compensate these directors and employees additionally for this solicitation, but we may reimburse them for any out-of-pocket expenses that they incur in the process of soliciting the proxies. We will arrange for brokers and other custodians, nominees and fiduciaries to forward the solicitation materials to their beneficial owners, and we will reimburse them for any out-of-pocket expenses that they reasonably incur in the process of forwarding the materials. We have retained Morrow & Co., Inc. to aid in the solicitation of proxies. It is estimated that the fee for Morrow & Co. will be approximately $12,000 plus reasonable out-of-pocket costs and expenses.

By Order of the Board of Directors,

Kathleen M. Cronin

Managing Director, General Counsel and Corporate Secretary

Dated: March 11, 2004

EXHIBIT A

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.    Purpose

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Chicago Mercantile Exchange Holdings Inc. (“CME”). The primary purpose of the Committee is to provide independent and objective oversight of the financial statement and financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of CME’s financial statements, including without limitation, (a) assisting the Board’s oversight of (i) the integrity of the CME’s financial statements, (ii) CME’s compliance with legal and regulatory requirements, (iii) CME’s independent auditors’ qualifications and independence and (iv) the performance of CME’s independent auditors and CME’s internal audit function, and (b) preparing a report as required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in CME’s annual proxy statement. In doing so, it is an objective of the Committee to provide an open avenue of communication between the Board, management, internal auditors and the independent auditors.

II.    Membership & Organization

•	The members of the Committee and its Chairperson shall be appointed by the Board annually at or before the first Board meeting following the organizational meeting of the Board.

•	The Committee shall consist of no fewer than three directors who, as determined by the Board, are qualified to serve on the Committee pursuant to the requirements of the New York Stock Exchange (the “NYSE”) listed company rules and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated by the SEC pursuant to the Exchange Act. Each member of the Committee shall be “financially literate”, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have “accounting or related financial management expertise,” as such qualification is interpreted by the Board in its business judgment. Further,

•	At least one member of the Committee shall qualify as an “audit committee financial expert”, as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Exchange Act. The Board shall determine who is an “audit committee financial expert”, not the Committee or the Committee Chairperson. No director may serve as a member of the Committee if such director simultaneously serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in CME’s proxy statement.

•	It is the responsibility of the Committee Chairperson to schedule all meetings of the Committee and provide the Committee with a written agenda for all meetings. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

•

In the event a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairperson, and in the case where the Committee Chairperson faces a potential or actual conflict of interest, the Committee Chairperson shall advise the Chairperson of the Board. In the event that the Committee Chairperson, or the Chairperson of the Board, concurs that a potential or actual conflict of interest exists, an independent substitute director may be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

III.    Committee Meetings, Tasks and Authority

General

•	The Committee shall meet at often as it determines necessary to carry out its duties and responsibilities but no less frequently than 4 times annually, keep minutes of its proceedings, report regularly to the Board and meet periodically with the independent auditors, director of internal audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

•	The Committee shall perform its responsibilities in accordance with this Charter and applicable regulatory requirements.

•	The Committee shall have the sole authority and direct responsibility to appoint, retain, compensate, evaluate and terminate CME’s independent auditors. The independent auditors shall report directly to the Committee.

•	The Committee may retain independent counsel, accountants or other advisors as it determines necessary to carry out its duties and responsibilities and may direct the proper officers of CME to pay the reasonable fees and expenses of any such advisor.

Financial Reporting and Control Review Activities

•	The Committee shall review and discuss with the independent auditors and management:

•	CME’s audited financial statements;

•	all critical accounting policies and practices to be used, audit conclusions regarding significant accounting estimates, audit adjustments, disagreements between the independent auditors and management and any other matters required to be brought forth by AICPA Statement of Auditing Standards No. 61 or under generally accepted auditing standards;

•	assessments of the adequacy of internal controls, including any identified material weaknesses and reportable conditions in internal controls over financial reporting and the identification of instances of management override or compromise of the internal control system;

•	reports issued with respect to the annual financial statements, internal control structure and procedures for financial reporting and compliance with certain specified laws and regulations and the basis for such reports;

•	significant issues regarding accounting principles and financial statement presentations, including any significant changes in CME’s selection or application of accounting principles, and major issues as to the adequacy of CME’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles on CME’s financial statements;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed by CME’s independent auditors and management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors;

•	all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of CME; and

•	the Annual Report on Form 10-K and each Quarterly Report on Form 10-Q prior to its filing, including CME’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditors’ review and the certifications required under the Sarbanes-Oxley Act of 2002.

•	The Committee shall determine whether to recommend to the Board that the audited financial statements be included in CME’s Annual Report on Form 10-K and the annual report to shareholders.

•	The Committee shall meet annually with the general counsel of CME, and outside counsel when appropriate, to review legal and regulatory matters, if any, that may have a material impact on the financial statements, including, without limitation, any matters involving potential or ongoing material violations of law or breaches of fiduciary duty to CME.

•	The Committee shall discuss in a general manner CME’s earnings press releases, including the type and presentation of information to be included therein (paying particular attention to any use of “pro forma” or “adjusted” information not prepared in accordance with generally accepted accounting principles), as well as financial information and earnings guidance provided by CME to analysts and rating agencies.

Other Review Activities

•	The Committee shall annually review and discuss the independence of the auditors by, among other things:

•	securing from and discussing with the independent auditors the written disclosure and letter required by the AICPA Independence Standards Board Standard No.1, including any disclosed relationships or services that may impact the independent auditors’ objectivity and independence, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors;

•	ensuring that the lead audit partner and reviewing audit partner responsible for the current fiscal year audit of CME’s financial statements have not performed audit services for CME for more than the previous four consecutive years;

•	ensuring that the chief executive officer, chief financial officer, chief accounting officer or controller (or other person serving in a “financial reporting oversight role” as defined in Rule 2-01(f) under the Exchange Act) was not, within one year prior to the initiation of the audit, an employee of the independent auditors who participated in any capacity in CME’s audit;

•	obtaining assurances from the independent auditors that the independent auditor is in compliance with the provisions of Rule 2-01(c)(8) under the Exchange Act prohibiting compensation of audit partners based on the sale of non-audit services to the partner’s audit clients;

•	considering whether there should be regular rotation of the independent auditors;

•	establishing CME hiring policies for employees or former employees of CME’s current or former independent auditors; and

•	obtaining a report describing all relationships between the independent auditors and CME (including a description of each category of services provided by the independent auditors to CME and a list of the fees billed for each category).

•	The Committee should present its conclusions with respect to the above matters, including its review of the lead partner and the reviewing partner of the independent auditors, and its reason whether there should be regular rotation of the independent auditors, to the Board.

•	The Committee shall review and approve in advance the scope of the independent auditors’ annual financial statement audit, the estimated fees and such other matters pertaining to such audit as the Committee may deem appropriate.

•	The Committee shall review and approve in advance all permitted non-audit engagements and relationships between CME and the independent auditors in accordance with CME’s Audit and Non-Audit Services Policy.

•	The Committee shall review and oversee the resolution of all disagreements between the independent auditors or the internal auditors and management regarding financial reporting.

•	The Committee shall review and discuss CME’s guidelines and policies governing the process by which senior management and the relevant departments and committees of CME assess and manage CME’s exposure to risk, as well as CME’s major financial risk exposure and the steps management has taken to monitor and control such exposures.

•	The Committee shall obtain and review no less frequently than annually a report by the independent auditors describing:

•	the independent auditors’ internal quality-control procedures; and

•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

•	The Committee shall review on a regular basis with CME’s independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the independent auditors’ activities or on access to requested information and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors:

•	any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

•	any communications between the audit team and the independent auditors’ national office respecting auditing or accounting issues presented by the engagement; and

•	any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to CME.

•	The Committee shall review the adequacy and effectiveness of CME’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of CME’s internal audit function, through inquiry and discussions with the independent auditors and management; and

•	The Committee shall review the yearly report prepared by management, and attested to by the independent auditors, assessing the effectiveness of CME’s internal control over financial reporting and stating management’s responsibility to establish and maintain adequate internal control over financial reporting, prior to its inclusion in CME’s annual report, to the extent such report is required to be prepared, attested to and included pursuant to the rules and regulations of the SEC.

•	The Committee shall review with the chief executive officer and chief financial officer and independent auditors, periodically:

•	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect CME’s ability to record, process, summarize and report financial data, including any material weaknesses in internal controls identified by the independent auditors;

•	any fraud, whether or not material, that involves management or other employees who have a significant role in CME’s internal control over financial reporting; and

•	any significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

•	The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by CME regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of CME of concerns regarding questionable accounting or auditing matters.

•	The Committee shall obtain from the independent auditor assurance that the auditor is not aware of any matters required to be reported under Section 10A(b) of the Exchange Act (concerning detection of illegal acts).

•	With respect to the Internal Audit Department:

•	the Committee shall approve the appointment and replacement of the senior internal auditing executive; and

•	the senior internal audit executive shall report to the Committee and, for administrative purposes, shall report to the head of the legal department.

•	The Committee shall review such other matters and perform such additional activities, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

IV.    Reporting Activities

•	The Committee Chairperson, on behalf of the Committee, shall make regular reports to the Board. In connection therewith, the Committee Chairperson should review with the Board any issues that arise with respect to the quality or integrity of CME’s financial statements, CME’s compliance with legal or regulatory requirements, the performance and independence of the auditors, or the performance of the internal audit function.

•	The Committee shall prepare a report for inclusion in CME’s proxy statement setting forth the basis for the Committee’s recommendation to the Board with respect to inclusion of the audited financial statements in the Annual Report on Form 10-K and annual report to shareholders.

•	The Committee shall reassess the adequacy of this Charter no less frequently than annually and submit any recommended changes to the full Board for approval.

•	The Committee shall evaluate its performance on an annual basis and establish criteria for such evaluation. The Committee shall report to the Board regarding the results of the evaluation.

V.    Limitation on the Role of the Audit Committee

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of CME, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside CME from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to CME.

Nothing contained in this charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under the applicable laws of State of Delaware which shall continue to set the legal standard for the conduct of the members of the Committee.

Revised November 5, 2003

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class A Common Stock

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 21, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class A common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 25, 2004, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS SET FORTH IN THE PROXY STATEMENT FOR PROPOSALS A AND B LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-866-593-2343 in the United States or Canada any time on a touchtone telephone. There is NO CHARGE to you for the call.	• Go to the following Web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Votes submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 20, 2004.

THANK YOU FOR VOTING

1

Proxy – Chicago Mercantile Exchange Holdings Inc.                     Class A Common Stock

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the listed nominees.

1. Seven will be elected to a two-year term to the Board of Directors.
			For	Withhold
01 - Dennis H. Chookaszian	04 - Leo Melamed	07 -William R. Shepard	☐	☐
02 - Martin J. Gepsman	05 - Alex J. Pollock
03 - Elizabeth Harrington	06 - Myron S. Scholes

WITHHOLD FOR (write name of nominee(s) in space provided below)

B  Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
2. Ratification of Ernst & Young LLP as independent auditors for 2004.	☐	☐	☐	I plan to attend the Annual Meeting. ☐

C  Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 -Please keep signature within the box	Signature 2 -Please keep signature within the box	Date (mm/dd/yyyy)

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-1 Common Stock (CME)

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 21, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 25, 2004, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS SET FORTH IN THE PROXY STATEMENT FOR PROPOSALS A, B, C AND D LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-866-536-4454 in the United States or Canada any time on a touchtone telephone. There is NO CHARGE to you for the call.	• Go to the following Web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Votes submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 20, 2004.

THANK YOU FOR VOTING

Proxy – Chicago Mercantile Exchange Holdings Inc.                     Class B-1 Common Stock (CME)

A Election of Equity Directors      PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the listed nominees.

Seven will be elected to a two-year term to the Board of Directors.

			For	Withhold
			☐	☐
01 - Dennis H. Chookaszian	04 - Leo Melamed	07 - William R. Shepard

02 - Martin J. Gepsman	05 - Alex J. Pollock

03 - Elizabeth Harrington	06 - Myron S. Scholes

WITHHOLD FOR (write name of nominee(s) in space provided below)

B Election of Class B-1 Directors

Select TWO of the following Class B-1 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS TWO (2) FOR votes.

	For	Abstain		For	Abstain

08 - Timothy R. Brennan	☐	☐	10 - Howard J. Siegel	☐	☐

09 - Bruce F. Johnson	☐	☐	11 - Scott Slutsky	☐	☐

C Election of 2005 Class B-1 Nominating Committee

Select FIVE of the following Class B-1 shareholders to be elected to a one-year term to the Class B-1 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.

	For	Abstain		For	Abstain		For	Abstain

12 - Jeffrey R. Carter	☐	☐	16 - Lonnie Klein	☐	☐	20 - G. Barry Reece	☐	☐

13 - Michael J. Downs	☐	☐	17 - William F. Kulp	☐	☐	21 - James B. Simmons	☐	☐

14 - Larry S. Fields	☐	☐	18 - Edward A. McCarthy	☐	☐

15 - John C. Garrity	☐	☐	19 - Brian J. Muno	☐	☐

D Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain

Ratification of Ernst & Young LLP as independent auditors for 2004.	☐	☐	☐	I plan to attend the Annual Meeting.	☐

E Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 Please keep signature within the box	Signature 2 -Please keep signature within the box	Date (mm/dd/yyyy)

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-2 Common Stock (IMM)

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 21, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 25, 2004, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS SET FORTH IN THE PROXY STATEMENT FOR PROPOSALS A, B, C AND D LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-866-593-2345 in the United States or Canada any time on a touchtone telephone. There is NO CHARGE to you for the call.	• Go to the following Web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

C0123456789	12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Votes submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 20, 2004.

THANK YOU FOR VOTING

5

Proxy – Chicago Mercantile Exchange Holdings Inc.                     Class B-2 Common Stock (IMM)

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the listed nominees.

Seven will be elected to a two-year term to the Board of Directors.
			For	Withhold
01 - Dennis H. Chookaszian	04 - Leo Melamed	07 -William R. Shepard	☐	☐
02 - Martin J. Gepsman	05 - Alex J. Pollock
03 - Elizabeth Harrington	06 - Myron S. Scholes

WITHHOLD FOR (write name of nominee(s) in space provided below)

B Election of Class B-2 Directors

Select ONE of the following Class B-2 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.

	For	Abstain
08—Patrick B. Lynch	☐	☐

09—Ronald A. Pankau	☐	☐

C Election of 2005 Class B-2 Nominating Committee

Select FIVE of the following Class B-2 shareholders to be elected to a one-year term to the Class B-2 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.

	For	Abstain		For	Abstain		For	Abstain
10—Richard J. Appel	☐	☐	14—Donald J. Lanphere, Jr.	☐	☐	18—Michael J. Walsh	☐	☐

11—Samuel T. Bailey	☐	☐	15—Steven D. Peake	☐	☐	19—Barry D. Ward	☐	☐

12—Richard J. Duran	☐	☐	16—James P. Shannon	☐	☐

13—William J. Higgins	☐	☐	17—Stuart A. Unger	☐	☐

D  Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
Ratification of Ernst & Young LLP as independent auditors for 2004.	☐	☐	☐	I plan to attend the Annual Meeting. ☐

E Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-3 Common Stock (IOM)

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 21, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 25, 2004, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS SET FORTH IN THE PROXY STATEMENT FOR PROPOSALS A, B AND C LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-866-593-2346 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following Web site: WWW.COMPUTERSHARE.COM/US/PROXY
• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Votes submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 20, 2004.

THANK YOU FOR VOTING

Proxy – Chicago Mercantile Exchange Holdings Inc.                     Class B-3 Common Stock (IOM)

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the listed nominees.

Seven will be elected to a two-year term to the Board of Directors.
			For	Withhold
01 - Dennis H. Chookaszian	04 - Leo Melamed	07 - William R. Shepard	☐	☐
02 - Martin J. Gepsman	05 - Alex J. Pollock
03 - Elizabeth Harrington	06 - Myron S. Scholes

WITHHOLD FOR (write name of nominee(s) in space provided below)

B  Election of 2005 Class B-3 Nominating Committee

Select FIVE of the following Class B-3 shareholders to be elected to a one-year term to the Class B-3 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS FIVE (5) FOR votes.

	For	Abstain		For	Abstain		For	Abstain
08 - J. Kenny Carlin	☐	☐	12 - Joel P. Glickman	☐	☐	16 - Brian M. Young	☐	☐

09 - Stephen T. Divito	☐	☐	13 - Mark O. Hinken	☐	☐	17 - Douglas A. Young	☐	☐

10 - David M. Duckler	☐	☐	14 - Brian M. Konlon	☐	☐

11 - Christopher P. Gaffney	☐	☐	15 - George J. Malfas	☐	☐

C  Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
Ratification of Ernst & Young LLP as independent auditors for 2004.	☐	☐	☐	I plan to attend the Annual Meeting. ☐

D  Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card For Class B-4 Common Stock (GEM)

20 South Wacker Drive

Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 21, 2004.

The undersigned hereby appoint(s) Terrence A. Duffy, Craig S. Donohue and Phupinder S. Gill with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 21, 2004, in the Grand Ballroom of the Hilton Chicago, located at 720 South Michigan Avenue, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 25, 2004, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS SET FORTH IN THE PROXY STATEMENT FOR PROPOSALS A AND B LISTED ON THE REVERSE SIDE. This Proxy, when properly executed, may be voted in the discretion of the proxy upon any matters incident to the conduct of the Annual Meeting, including any motion to adjourn or postpone the Annual Meeting. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet

• Call toll free 1-866-593-2347 in the United States or Canada any time on a touchtone telephone. There is NO CHARGE to you for the call.	• Go to the following Web site: WWW.COMPUTERSHARE.COM/US/PROXY

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simpleinstructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Votes submitted by telephone or the Internet must be received by 12:00 midnight, Central Time, on April 20, 2004.

THANK YOU FOR VOTING

Proxy – Chicago Mercantile Exchange Holdings Inc.                     Class B-4 Common Stock (GEM)

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the listed nominees.

Seven will be elected to a two-year term to the Board of Directors.
			For	Withhold
01 - Dennis H. Chookaszian	04 - Leo Melamed	07 -William R. Shepard	☐	☐
02 - Martin J. Gepsman	05 - Alex J. Pollock
03 - Elizabeth Harrington	06 - Myron S. Scholes

WITHHOLD FOR (write name of nominee(s) in space provided below)

B  Issues

The Board of Directors recommends a vote FOR the following proposal.

	For	Against	Abstain
Ratification of Ernst & Young LLP as independent auditors for 2004.	☐	☐	☐	I plan to attend the Annual Meeting. ☐

C  Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 -Please keep signature within the box	Signature 2 -Please keep signature within the box	Date (mm/dd/yyyy)